              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON MARCH 17, 2009

                                                      REGISTRATION NO. [_______]

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

        [ ] PRE-EFFECTIVE AMENDMENT NO. [ ] POST-EFFECTIVE AMENDMENT NO.

                        (Check appropriate Box or Boxes)

                              JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                 151 DETROIT STREET, DENVER, COLORADO 80206-4805
                    (Address of Principal Executive Offices)

                                  303-333-3863
                (Registrant's Telephone No., including Area Code)

                        STEPHANIE GRAUERHOLZ-LOFTON, ESQ.
                               151 DETROIT STREET
                           DENVER, COLORADO 80206-4805
                     (Name and Address of Agent for Service)

                                 WITH COPIES TO:

    GEOFFREY R.T. KENYON, ESQ.                          BRUCE A. ROSENBLUM, ESQ.
           DECHERT LLP                                        K&L GATES LLP
200 CLARENDON STREET, 27TH FLOOR                           1615 L. STREET N.W.
   BOSTON, MASSACHUSETTS 02116                           WASHINGTON, D.C. 20036

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

     No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.
================================================================================

FOR SHAREHOLDERS OF                                             (JANUS LOGO)
JANUS ADVISER HIGH-YIELD FUND

                                                             [___________], 2009

Dear Shareholder:

     The Board of Trustees for Janus Adviser High-Yield Fund ("JAD High-Yield Fund"), a series of Janus Adviser Series ("JAD Trust"), recently authorized Janus Capital Management LLC ("Janus Capital") to reorganize JAD High Yield Fund with and into Janus High-Yield Fund ("JIF High-Yield Fund," and together with JAD High-Yield Fund, the "Funds"), a series of Janus Investment Fund (the "JIF Trust") (the "Reorganization"). It is expected that the Reorganization will be completed on or about July 6, 2009 (the "Closing Date") at which time you will receive shares of JIF High-Yield Fund equivalent in dollar value to your shares in JAD High-Yield Fund as of the Closing Date.

     You are not being asked to vote on, or take any other action in connection with the Reorganization. As of the Closing Date, your assets will automatically be invested in JIF High-Yield Fund, which has the same investment objective, strategies, policies and risks as JAD High-Yield Fund, and both Funds are managed by the same portfolio manager.

     As explained in greater detail below and in the attached materials, the Reorganization is part of a larger effort by Janus Capital to reorganize and simplify its mutual fund platform. Janus Capital believes that these efforts will provide both meaningful short- and long-term benefits to Janus fund shareholders, and will enable Janus Capital to manage and operate its mutual fund platform more effectively and more efficiently. The following provides a summary of the broad effort Janus Capital is undertaking, and the actions Janus Capital will be executing in the months ahead.

     Janus Capital has historically organized its retail mutual funds into two separate and distinct corporate structures, called "trusts." The original mutual fund trust, the JIF Trust, was designed to offer shares using only one no-load pricing model to primarily meet the needs of the self-directed investor. In 2000, your trust, the JAD Trust, was introduced to offer multi-class pricing to facilitate the sale of shares of Janus mutual funds through Janus Capital's network of third-party intermediaries. The two trusts have very similar product offerings that are managed by the same portfolio managers or investment teams and backed by the same research teams. In response to changing market conditions and investor movement towards advice-driven channels, Janus Capital believes that it is in the best interests of all fund shareholders to reorganize your trust and create one consolidated mutual fund platform with multi-share class pricing that is designed to meet the needs of various types of investors. To that end, Janus Capital has proposed, and the Board of Trustees of the Janus Funds has approved, merging each fund of the JAD trust into the similarly managed fund in the JIF trust, including the merger of JAD High-Yield Fund into JIF High-Yield Fund.

     The impact of the Reorganization on you and your Fund is discussed in detail in the attached materials. As a general matter, Janus Capital's efforts to reorganize and simplify its mutual fund platform are expected to benefit Janus fund shareholders in the following ways:

     - The mergers provide Janus fund shareholders with the opportunity to continue to invest in a Janus mutual fund offering the same or substantially similar investment objective, strategies, policies and risks, and with the same portfolio management, as their current fund, but as part of an enhanced fund platform;

     - Janus Capital will have the opportunity to operate its platform more efficiently, providing the potential to reduce fund expenses by reducing possible inefficiencies arising from having similarly managed mutual funds in the same fund complex;

     - As a result of the mergers, certain Janus funds will have larger asset bases, which may result in the elimination of duplicative expenses and lead to lower expense ratios in the future; and

     - Janus Capital's evolving distribution model will permit different types of shareholders to invest in the same Janus fund providing shareholders more investment options, and Janus Capital a more stable asset base.

     In addition, each merger, including the Reorganization, is designed to qualify as a tax-free reorganization, so fund shareholders should not realize a tax gain or loss as a direct result of the merger, nor will any fund shareholder pay any costs related to the merger.

     Additional details about the Reorganization are described in the enclosed Q&A and Prospectus/Information Statement. For information about other available options, please contact your broker-dealer, plan sponsor, or financial intermediary or call a Janus representative at 1-800-525-0020.

     We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.

                                        Sincerely,


                                        ----------------------------------------
                                        Robin C. Beery
                                        President of
                                        Janus Adviser Series

                        PROSPECTUS/INFORMATION STATEMENT

                             [______________, 2009]

                                TABLE OF CONTENTS

INTRODUCTION ............................................................   [__]
SYNOPSIS ................................................................   [__]
   Investment Objectives, Strategies, Restrictions and Risks ............   [__]
   Comparison of Fees and Expenses ......................................   [__]
   Comparison of Fund Performance .......................................   [__]
   Distribution and Purchase Procedures, Exchange Rights, and Redemption
      Procedures ........................................................   [__]
   Calculation of Net Asset Value .......................................   [__]
   Dividends and Distributions ..........................................   [__]
   Frequent Purchases and Redemptions ...................................   [__]
   Taxes ................................................................   [__]
   Distribution Arrangements ............................................   [__]
THE REORGANIZATION ......................................................   [__]
   The Plan .............................................................   [__]
   Reasons for the Reorganization .......................................   [__]
   Federal Income Tax Consequences ......................................   [__]
   Capitalization .......................................................   [__]
   Other Comparative Information about the Funds ........................   [__]
      Investment Adviser ................................................   [__]
      Management Expenses ...............................................   [__]
      Administrative Services Fees ......................................   [__]
      Investment Personnel ..............................................   [__]
   Charter Documents ....................................................   [__]
ADDITIONAL INFORMATION ..................................................   [__]
   Share Ownership ......................................................   [__]
   Trustees and Officers ................................................   [__]
   Independent Registered Public Accounting Firm ........................   [__]
   Legal Matters ........................................................   [__]
   Information Available Through the SEC ................................   [__]
APPENDICES ..............................................................   [__]
   Appendix A - Form of Agreement and Plan of Reorganization ............   [__]
   Appendix B - Other Investment Techniques and Related Risks of the
      Funds .............................................................   [__]
   Appendix C - Shareholder's Guide .....................................   [__]
   Appendix D - Legal Matters ...........................................   [__]

                        PROSPECTUS/INFORMATION STATEMENT
                             [_______________], 2009

                  Relating to the acquisition of the assets of
                          JANUS ADVISER HIGH-YIELD FUND
                        a series of Janus Adviser Series
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                [1-800-525-0020]

             by and in exchange for shares of beneficial interest of

                              JANUS HIGH-YIELD FUND
                        a series of Janus Investment Fund
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                [1-800-525-3713]

                                  INTRODUCTION

     This Prospectus/Information Statement is being furnished to shareholders of Janus Adviser High-Yield Fund ("JAD High-Yield Fund"), a series of Janus Adviser Series (the "JAD Trust"), in connection with an Agreement and Plan of Reorganization (the "Plan"). Under the Plan, shareholders of JAD High-Yield Fund will receive shares of Janus High-Yield Fund ("JIF High-Yield Fund," and together with JAD High-Yield Fund, the "Funds"), a corresponding series of Janus Investment Fund (the "JIF Trust") (the "Reorganization"). It is expected that the Reorganization will be completed on or about July 6, 2009 (the "Closing Date"). As described more fully in this Prospectus/Information Statement, the Reorganization is one of several reorganizations that will take place among various Janus funds.

     Pursuant to the Plan, all or substantially all of the assets of JAD High-Yield Fund will be transferred to JIF High-Yield Fund, a Fund also managed by Janus Capital Management LLC ("Janus Capital"), in exchange for shares of beneficial interest of JIF High-Yield Fund and the assumption by JIF High-Yield Fund of all of the liabilities of JAD High-Yield Fund, as described more fully below. As a result of the Reorganization, each shareholder of JAD High-Yield Fund will receive a number of full and fractional shares of JIF High-Yield Fund equal in value to their holdings in JAD High-Yield Fund as of the closing date of the Reorganization. After the Reorganization is completed, JAD High-Yield Fund will be liquidated.

     JIF High-Yield Fund is a series of the JIF Trust, an open-end, registered management investment company organized as a Massachusetts business trust. JAD High-Yield Fund is a series of the JAD Trust, an open-end, registered management investment company organized as a Delaware statutory trust. JAD High-Yield Fund and JIF High-Yield Fund are each a diversified series within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of both JAD High-Yield Fund and JIF High-Yield Fund is to seek to obtain high current income. For both the JAD High-Yield Fund and the JIF High-Yield Fund, capital appreciation is a secondary investment objective when consistent with its primary investment objective.

     Janus Capital will remain the investment adviser of JIF High-Yield
Fund after the Reorganization. Janus Capital is responsible for the day-to-day management of JAD High-Yield Fund's and JIF High-Yield Fund's investment portfolios and furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital, which as of [___________], [2009], sponsored [______] mutual funds with approximately $[_________] billion in mutual fund assets under management, is one of the larger mutual fund sponsors in the United States. The Reorganization will offer shareholders continuity in portfolio management while giving them continued access to Janus Capital's experience and resources in managing mutual funds.

     This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about JIF High-Yield Fund, JAD High-Yield Fund and the Reorganization. This Prospectus/Information Statement is being mailed on or about [______, 2009].

INCORPORATION BY REFERENCE

     For more information about the investment objectives, strategies, restrictions and risks of JIF High-Yield Fund and JAD High-Yield Fund, see:

          i. the Prospectus of JAD High-Yield Fund, Class A and Class C Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          ii. the Prospectus of JAD High-Yield Fund, Class I Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          iii. the Prospectus of JAD High-Yield Fund, Class R Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          iv. the Prospectus of JAD High-Yield Fund, Class S Shares, dated November 28, 2008, as supplemented (File No. 333-33978);

          v. the Statement of Additional Information of JAD High-Yield Fund, dated November 28, 2008, as supplemented (File No. 333-33978);

          vi. the Annual Report of JAD High-Yield Fund for the fiscal year ended July 31, 2008 (File No. 811-09885);

          vii. the unaudited Semiannual Report of JAD High-Yield Fund for the fiscal period ended January 31, 2008 (File No. 811-09885);

          viii. the Statement of Additional Information of JIF High-Yield Fund, dated February 27, 2009, as supplemented (File No. 002-34393);

          ix. the Annual Report of JIF High-Yield Fund for the fiscal year ended October 31, 2008 (File No. 811-01879); and

          x. the unaudited Semiannual Report of JIF High-Yield Fund for the fiscal period ended April 30, 2008 (File No. 811-01879).

     These documents have been filed with the U.S. Securities and Exchange Commission ("SEC") and are incorporated by reference herein as appropriate. The Prospectus of the appropriate class of JAD High-Yield Fund and its Annual Report and Semiannual Report have previously been delivered to JAD High-Yield Fund shareholders.

     THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CONTACTING YOUR BROKER-DEALER, PLAN SPONSOR, OR FINANCIAL INTERMEDIARY, OR BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE JAD TRUST OR THE JIF TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206-4805.

     A Statement of Additional Information dated [__], 2009 relating to the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling Janus at 1-877-335-2687.

     THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference

Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

     THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

     SHARES OF THE FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SYNOPSIS

     This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization. The description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.   WHAT IS HAPPENING IN THE REORGANIZATION?

A. At a meeting held on [_________, 2008], the Board of Trustees of the JAD Trust approved the Plan which authorizes the reorganization of JAD High-Yield Fund with and into JIF High-Yield Fund, with JIF High-Yield Fund being the surviving entity. JAD High-Yield Fund is a series of the JAD Trust and JIF High-Yield Fund is a series of the JIF Trust. Each Fund is managed by Janus Capital. You are receiving this Prospectus/Information Statement because you are a shareholder of JAD High-Yield Fund and will be impacted by the Reorganization.

     Upon the Closing, JAD High-Yield Fund investors will receive shares of JIF High-Yield Fund equivalent in dollar value to their shares in JAD High-Yield Fund at the time of the Reorganization. Specifically, all or substantially all of the assets of JAD High-Yield Fund will be transferred to JIF High-Yield Fund solely in exchange for shares of JIF High-Yield Fund with a value equal to the value of JAD High-Yield Fund's assets net of liabilities, and the assumption by JIF High-Yield Fund of all liabilities of JAD High-Yield Fund. Immediately following the transfer, the shares of JIF High-Yield Fund received by JAD High-Yield Fund will be distributed pro rata to the JAD High-Yield Fund shareholders of record as of the Closing Date (on or about July 6, 2009). After the Reorganization is completed, JAD High-Yield Fund will be liquidated. The Reorganization is conditioned upon receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization, and other conditions as outlined in the Plan.

Q. WHY IS THE REORGANIZATION IN THE BEST INTERESTS OF JAD HIGH-YIELD FUND SHAREHOLDERS?

A. The Board of Trustees of the JAD Trust concluded that the Reorganization is in the best interests of JAD High-Yield Fund's shareholders after consideration of the following factors, among others:

     - The Reorganization is part of a larger strategic repositioning of Janus Capital's distribution model for Janus mutual funds that is designed to offer certain potential benefits to Fund shareholders that are not currently available, including a more diverse Fund shareholder base, the potential for a more stable level of Fund assets, and access to a wider-range of Janus funds with differing investment strategies.

     - The current conditions and trends in the securities markets and related trends in the investment management business, and their current and potential impact on Janus Capital, the JAD Trust and Fund shareholders.

     - JAD High-Yield Fund has the same investment objective, strategies, policies and risks as JIF High-Yield Fund, and the two Funds are managed by the same co-portfolio managers.

     -    The two Funds have similar historical performance.

     - Shareholders of each Fund will have the opportunity to invest in a significantly larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

     - Fund expenses are not expected to increase materially as a result of the Reorganization, and Janus Capital anticipates that in the future, the elimination of some duplicative expenses and the opportunity for economies of scale may result in lower future fund expenses (other than management fees).

     - Both Funds have the same fee structure in accordance with which the advisory fee paid by each Fund to Janus Capital is 0.65% per annum of each Fund's average net assets for the first $300 million, and 0.55% per annum of each Fund's average net assets over $300 million.

     - The expense limitation agreements applicable to each Fund which, after giving effect to fee waivers after the Reorganization, may result in current JAD High-Yield Fund shareholders paying the same or lower fees in the short-term, and provides greater longer term certainty with respect to total expense ratios.

     - The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital should derive greater efficiency, in terms of portfolio management and operations, by managing a single fund rather than two separate funds with substantially the same investment objective, strategies, policies and risks.

     - The Reorganization would not dilute the interests of either Fund's current shareholders.

     - The impact of the Reorganization on the ability of JIF High-Yield Fund to benefit from using a portion of the realized capital losses generated by JAD High-Yield Fund and JIF High-Yield Fund, as applicable, to offset or defer future gains on the sales of securities in certain circumstances.

     - The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

     - JAD High-Yield Fund's shareholders will not pay any of the costs of the Reorganization, and immediately after the Reorganization, the value of their shares in JIF High-Yield Fund will be the same as the value of their JAD High-Yield Fund holdings immediately prior to the Reorganization.

Q.   WHAT ARE THE SIMILARITIES BETWEEN THE FUNDS?

A. Both Funds have the same investment objective of seeking to obtain high current income. For both the JAD High-Yield Fund and the JIF High-Yield Fund, capital appreciation is a secondary investment objective when consistent with the primary investment objective. Each Fund has the same investment strategies and risks. Each Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high yielding securities the portfolio managers believe offer attractive risk/return characteristics. Each Fund may at times invest all of its assets in such securities.

     Further information comparing the investment objectives, strategies and restrictions is included below under "Investment Objectives, Strategies, Restrictions and Risks."

Q.   HOW DO THE FUNDS COMPARE IN SIZE?

A. As of October 31, 2008, JIF High-Yield Fund's net assets were approximately $381.3 million and JAD High-Yield Fund's net assets were approximately $4.0 million. The asset size of each Fund fluctuates on a daily basis and the asset size of JIF High-Yield Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of October 31, 2008.

Q.   WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT ADVISORY FEE RATE?

A. No. The contractual investment advisory fee rate for JAD High-Yield Fund and JIF High-Yield Fund is currently the same, 0.65% per annum of each Fund's average net assets for the first $300 million, and 0.55% per annum of each Fund's average net assets over $300 million.

     Pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.   WILL THE REORGANIZATION RESULT IN HIGHER FUND EXPENSES?

A. [Based on October 31, 2008 assets, the projected total expense ratio of JIF High-Yield Fund (following completion of the Reorganization) will be significantly lower than the current expense ratio for JAD High-Yield Fund. Janus Capital anticipates that over time the Fund's expense ratio will be equal to or lower than the current expense ratio of JAD High-Yield Fund.]

     Pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

A. The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Reorganization. As a result of the Reorganization, however, JAD High-Yield Fund and/or JIF High-Yield Fund may lose the ability to utilize a portion of realized capital losses that might have been used to offset or defer gains on sales of portfolio securities under some circumstances. If you choose to redeem or exchange your shares before or after the Reorganization, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, immediately prior to the date of the Reorganization you may receive a distribution of ordinary income or capital gains as a result of the normal operations of JAD High-Yield Fund.

Q.   WILL THE SHAREHOLDER SERVICES PROVIDED BY JANUS CAPITAL CHANGE?

A. No. Janus Capital manages both JAD High-Yield Fund and JIF High-Yield Fund. The custodian, transfer agent, and distributor are the same for the Funds and will not change as a result of the Reorganization. Following the Reorganization, shareholders of JAD High-Yield Fund will have the same purchase and redemption privileges and expanded exchange privileges given the additional available fund offerings in the JIF Trust. Please consult your financial intermediary for information on any services provided by them to the Funds.

Q. ARE THERE ANY DIFFERENCES IN SHAREHOLDER RIGHTS AND PRIVILEGES OF A FUND UNDER THE JAD TRUST VERSUS THE JIF TRUST?

A. Shareholders of the JAD Trust (your current trust) and shareholders of the JIF Trust (the trust into which JAD High-Yield Fund is reorganizing) have similar rights and privileges under their respective trust documents and state laws. As a result, the Reorganization is not expected to have any substantial effect on the rights of shareholders. Several differences in the trusts are worth noting however. Under the JAD Trust, subject to making certain determinations, the Board of Trustees may terminate the JAD Trust or any fund of the JAD Trust without seeking shareholder approval. Under the JIF Trust, shareholder approval is required to terminate the JIF Trust, but the Board of Trustees may merge, liquidate or reorganize a fund of the JIF Trust without seeking shareholder approval, if it is in accordance with legal requirements such as the 1940 Act requirements. The JAD Trust, however, is subject to more restrictive requirements with respect to mergers, liquidations and reorganizations than it is permitted under the 1940 Act. In addition, under the JAD Trust, shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Under the JIF Trust, each holder of a whole or fractional share held in a Fund is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value standing in the shareholders' name.

Q. WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. There will be no sales load, commission or other transactional fee in connection with the Reorganization. The full value of shares of JAD High-Yield Fund will be exchanged for shares of JIF High-Yield Fund having equal value, without any sales load, commission or other transactional fee being imposed.

Q. CAN I STILL ADD TO MY EXISTING JAD HIGH-YIELD FUND ACCOUNT UNTIL THE REORGANIZATION?

A. Yes. JAD High-Yield Fund shareholders may continue to make additional investments until the date of the Reorganization (anticipated to be on or about July 6, 2009). However, the Board of Trustees of the JAD Trust may determine to temporarily limit future investments in JAD High-Yield Fund prior to the date of the Reorganization to ensure a smooth transition of shareholder accounts into JIF High-Yield Fund.

Q.   WILL EITHER FUND PAY FOR THE COSTS ASSOCIATED WITH THE REORGANIZATION?

A.   No. Janus Capital will bear those costs.

Q.   WHEN WILL THE REORGANIZATION TAKE PLACE?

A. The Reorganization will occur on or about July 6, 2009. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q. WHAT IF I WANT TO EXCHANGE MY SHARES INTO ANOTHER JANUS FUND PRIOR TO THE REORGANIZATION?

A. You may exchange your shares into another Janus fund before the Closing Date (on or about July 6, 2009) in accordance with your pre-existing exchange privileges by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at [1-800-525-0020]. If you choose to exchange your shares of JAD High-Yield Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account ("IRA"). Exchanges may be subject to minimum investment requirements and redemption fees.

     Please note that other Janus funds in the JAD Trust are also subject to reorganization with and into the JIF Trust. So, if you exchange your shares with and into another Janus fund in the JAD Trust, shareholders of that fund may also be participating in a reorganization of that fund with and into a similarly-managed fund in the JIF Trust.

INVESTMENT OBJECTIVES, STRATEGIES, RESTRICTIONS AND RISKS

     Both Funds are designed for long-term investors who primarily seek current income. The Funds have the same investment objective, principal investment strategies and risks, which are discussed in detail below. The Funds also have the same fundamental and non-fundamental investment policies and restrictions, a description of each of these investment policies and restrictions is included in each Fund's Statement of Additional Information.

INVESTMENT OBJECTIVE

     Each Fund's investment objective is to seek to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. Each Fund's Board of Trustees may change these objectives or a Fund's principal investment strategies without a shareholder vote. Each Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. Each Fund will notify its shareholders in writing at least 60 days before making any changes to this policy. If there is a material change to your Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

     Each Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. Each Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relatively high portfolio turnover compared to other funds.

     In addition to considering economic factors such as the effect of interest rates on each Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with a Fund's investment policies. If the portfolio managers are unable to find such investments, a Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

     Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.

     Each Fund may invest no more than 20% of its total assets in bank loans.

     Within the parameters of its specific investment policies, a Fund may invest its assets in derivatives. Each Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.

     For more information on the Funds' investment techniques and related risks, please see Appendix B.

PRINCIPAL RISK FACTORS OF INVESTING IN THE FUNDS

     Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective of seeking to obtain high current income. The following is a summary of the principal risks associated with such securities and investment techniques. Each Fund has the same investment objective, policies and strategies, so the principal risks are the same for each Fund. Additional information about these risks is included in each Fund's Prospectus. As with any security, an investment in either Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not indicate that a Fund does not invest its assets in, or is precluded from investing its assets in, securities that give rise to that risk. Information about additional investment techniques that the Funds may utilize and related risks is included in Appendix B.

RISK FACTORS OF THE FUNDS

     Although each Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

     Fixed-Income Securities Risk. Each Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as interest rates rise which may cause a Fund's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in a Fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

     High-Yield/High-Risk Bond Risk. Each Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of a Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

     Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in each Fund's performance.

     Foreign Exposure Risk. Each Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, a Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. Each Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

     Bank Loan Risk. Each Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause each Fund to lose income or principal on a particular investment, which in turn could affect each Fund's returns and you could lose money.

     Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to a Fund. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

     An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

     The following questions and answers are designed to help you better understand each Fund's principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

     A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

     Each Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

3. WHAT ARE BANK LOANS?

     Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment from another holder of, or participation interest in, loans originated by a lender or financial institution. Bank loans, which include floating rate loans, often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.

     Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.

     When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may be subject to many claims by other lenders against the same collateral.

     If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.

     Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

     Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading these investments to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

     Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DOES A FUND MANAGE INTEREST RATE RISK?

     The portfolio managers may vary the average-weighted effective maturity of a portfolio to reflect their analysis of interest rate trends and other factors. Each Fund's average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

     The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

     A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS

     Because each Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate increases. A Fund's performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

     Each Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

     Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "fund of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a Fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in each Fund's Statement of Additional Information.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

     The following questions and answers are designed to help you better understand some of the risks of investing in each Fund.

1. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

     High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

     Because each Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

     Please refer to the "Explanation of Rating Categories" section of the JAD High-Yield Fund's Prospectus for a description of bond rating categories.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

     Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

     Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of the JAD High-Yield Fund's Prospectus for a description of bond rating categories.

4. HOW COULD A FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

     Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because each Fund's performance may depend on factors other than the performance of a particular company. These factors include:

     - Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

     - Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

     - Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

     - Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

     - Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

     Each Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit a Fund. A Fund's performance could be worse than if the Fund had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?

     Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. A Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES

     Unless otherwise stated, the following general policies apply to each Fund. Except for a Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus/Information Statement and/or the Fund's Statement of Additional Information normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION

     The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

     In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

     In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

     Due to the nature of the securities in which each Fund invests, it may have relatively high portfolio turnover compared to other funds.

     Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

COUNTERPARTIES

     Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a Fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.

     Each Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

OTHER TYPES OF INVESTMENTS

     Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in Appendix B. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

     -    equity securities

     -    other debt securities

     -    exchange-traded funds

     - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls (without limit)

     -    zero coupon, pay-in-kind, and step coupon securities (without limit)

     - various derivative transactions (which could comprise a significant percentage of a Fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

     - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

     - securities purchased on a when-issued, delayed delivery, or forward commitment basis

     - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by a Fund and may be limited under the Internal Revenue Code and related regulations

MORTGAGE- AND ASSET-BACKED SECURITIES

     Each Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Each Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund's yield and your return.

     Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

     In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

SHORT SALES

     To a limited extent, each Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

     Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

     Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

SWAP AGREEMENTS

     Each Fund may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in Appendix B.

SECURITIES LENDING

     A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets as determined at the time of the loan. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

ILLIQUID INVESTMENTS

     Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by each Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

SPECIAL SITUATIONS

     Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."

COMPARISON OF FEES AND EXPENSES

     Currently, the Funds have similar investment advisory agreements and pay the same advisory fee, 0.65% per annum of each Fund's average net assets for the first $300 million, and 0.55% per annum of each Fund's average net assets over $300 million.

CURRENT AND PRO FORMA FEES AND EXPENSES

     The following tables compare the fees and expenses you may bear directly or indirectly as an investor in JAD High-Yield Fund versus JIF High-Yield Fund, and show the projected ("pro forma") estimated fees and expenses of JIF High-Yield Fund, assuming consummation of the Reorganization as of October 31, 2008. Fees and expenses shown for JAD High-Yield Fund were determined based on the Fund's net assets as of its fiscal year ended July 31, 2008. The pro forma fees and expenses shown for JIF High-Yield Fund were determined based on the Fund's net assets as of its fiscal year ended October 31, 2008. The pro forma fees and expenses are estimated in good faith and are hypothetical. THE FUNDS WILL NOT BEAR ANY COSTS IN CONNECTION WITH THE REORGANIZATION.

SHAREHOLDER FEES

     Shareholder fees are those paid directly from your investment, such as sales loads and redemption fees. Class A, C, I, R and S shares of JIF High-Yield Fund will have substantially the same class characteristics as the Class A, C, I, R and S Shares of JAD High-Yield Fund, respectively. JIF High-Yield Fund currently does not offer Class A, C, I, R and S Shares. Upon the consummation of the Reorganization, shares of these classes of JIF High-Yield Fund will be established to correspond with shares of JAD High-Yield Fund.

SHAREHOLDER FEES(1)(2) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A   CLASS C   CLASS I     CLASS R     CLASS S
                                               -------   -------   -------     -------     -------
JAD HIGH-YIELD FUND /
JIF HIGH-YIELD FUND (PRO FORMA)
Maximum Sales Charge (load) Imposed on
   Purchases (as a % of offering price) ....   5.75%(3)  N/A       N/A         N/A         N/A
Maximum Deferred Sales Charge (load) (as a %
   of the lower of original purchase price
   or redemption proceeds) .................   None(4)   1.00%(5)  N/A         N/A         N/A
Redemption Fee on Shares held for 90 days or
   less (as a % of amount redeemed) ........   None      None      2.00%(6)(7) 2.00%(6)(7) 2.00%(6)(7)
Exchange Fee ...............................   None      None      None(6)      None(6)    None(6)

----------
(1) JIF High-Yield Fund currently does not offer Class A, Class C, Class I, Class R and Class S Shares. Upon the consummation of the Reorganization, shares of these classes of JIF High-Yield Fund will be established to correspond with shares of JAD High-Yield Fund.

(2) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.

(3) Sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

(4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

(5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

(6) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide (attached hereto as Appendix C).

(7) An exchange of shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.

ANNUAL FUND OPERATING EXPENSES

     Annual fund operating expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly, but as the examples below show, these costs are borne indirectly by all shareholders.

     The Annual Fund Operating Expenses shown below represent annualized expenses for the fiscal year ended July 31, 2008 for JAD High-Yield Fund and those projected for JIF High-Yield Fund on a pro forma basis for the fiscal year ended October 31, 2008 assuming consummation of the Reorganization. The pro forma expenses include estimated costs of the larger JIF High-Yield Fund, which may result in higher costs that over the long-term are anticipated to decline. The Annual Fund Operating Expenses do not show current expenses for JIF High-Yield Fund since, as noted above, the Fund does not currently offer any Class A, C, I, R and S Shares. Neither the current nor pro forma Annual Fund Operating Expenses include the effect of recent market volatility which may increase those expenses to the extent there has been a decline in either Fund's asset levels.

EXPENSE LIMITATIONS

     Total annual fund operating expenses shown in the table below do not include any expense limitations agreed to by Janus Capital. Currently, through December 1, 2009, pursuant to a contract between Janus Capital and JAD High-Yield Fund, Janus Capital reduces its investment advisory fee rate paid by JAD High-Yield Fund by the amount by which the total operating expenses allocated to any class of the Fund exceed 0.90% of average daily net assets for the fiscal year. Currently, through March 1, 2010, pursuant to a contract between Janus Capital and JIF High-Yield Fund, Janus Capital reduces its investment advisory fee paid by JIF High-Yield Fund by the amount by which the total operating expenses allocated to any class of the Fund exceed 0.90% of average daily net assets for the fiscal year. For purposes of these waivers, operating expenses do not include fees payable pursuant to Rule 12b-1 under the 1940 Act, administrative services fees (applicable to Class R Shares and Class S Shares), or items not normally considered operating expenses, such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, acquired fund fees and expenses and any indemnification related thereto). Assuming consummation of the Reorganization, Janus Capital has contractually agreed to reduce its investment advisory fee paid by JIF High-Yield Fund by the amount, if any, by which the total operating expenses allocated to any class exceed 0.78% of average daily net assets for the fiscal year until at least November 1, 2010.

     Based on expenses and asset levels of JIF High-Yield Fund as of October 31, 2008, assuming consummation of the Reorganization, the estimated pro forma expense ratio of JIF High-Yield Fund shows that no fees are being waived. Changes to expenses and asset levels of both the JAD High-Yield Fund and JIF High-Yield Fund at the time of the Reorganization could trigger application of the JIF High-Yield Fund's anticipated expense limit of 0.78% (with certain expenses excluded from the waiver as noted above), resulting in a possible reduction of the investment advisory fee payable to Janus Capital by JIF High-Yield Fund.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(1)

                                                                             TOTAL
                              DISTRIBUTION                                   ANNUAL
                                / SERVICE                    ACQUIRED         FUND
                 MANAGEMENT      (12B-1)        OTHER      FUND(5) FEES    OPERATING
                    FEE(2)       FEES(3)     EXPENSES(4)   AND EXPENSES   EXPENSES(6)
                 ----------   ------------   -----------   ------------   -----------
JAD HIGH-YIELD FUND /
JIF HIGH-YIELD FUND (PRO FORMA ASSUMING CONSUMMATION OF THE REORGANIZATION ONLY)
Class A Shares
   CURRENT          0.65%         0.25%         5.91%          0.01%         6.82%
   Pro Forma        0.61%         0.25%         0.11%          0.01%         0.98%
Class C Shares
   CURRENT          0.65%         1.00%         5.94%          0.01%         7.60%
   Pro Forma        0.61%         1.00%         0.11%          0.01%         1.73%
Class I Shares
   CURRENT          0.65%          N/A          5.89%          0.01%         6.55%
   Pro Forma        0.61%          N/A          0.12%          0.01%         0.74%
Class R Shares
   CURRENT          0.65%         0.50%         6.13%          0.01%         7.29%
   Pro Forma        0.61%         0.50%         0.35%          0.01%         1.47%
Class S Shares
   CURRENT          0.65%         0.25%         6.13%          0.01%         7.04%
   Pro Forma        0.61%         0.25%         0.35%          0.01%         1.22%

----------
(1) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. The Management Fee includes breakpoints that are based upon net asset levels. The Pro Forma Management Fee is based on the combined net assets of JAD Flexible Bond Fund and JIF Flexible Bond Fund.

(3) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) For Class A Shares, Class C Shares, and Class I Shares, Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares. For Class R Shares and Class S Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

(5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. A Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables in the Fund's current prospectus does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.

(6) Total Annual Fund Operating Expenses do not reflect the application of contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the total operating expenses of (i) JAD High-Yield Fund and (ii) assuming the consummation of the Reorganization, JIF High-Yield Fund post-Reorganization (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 0.90% and 0.78%, respectively, of average daily net assets on the fiscal year ending date in which the agreement is in effect. The agreement to contractually waive expenses of JIF High-Yield Fund post-Reorganization will be in effect unless terminated, revised, or extended until at least November 1, 2010. Refer to "Expense Limitations" in this Prospectus/Information Statement for the Funds' expense limit. With the waiver, Net Annual Fund Operating Expenses for each Fund are as follows:

                                JIF HIGH YIELD FUND
          JAD HIGH YIELD FUND       (PRO FORMA)
          -------------------   -------------------
Class A          1.20%                    0.98%
Class C          1.95%                    1.73%
Class I          0.95%                    0.74%
Class R          1.70%                    1.47%
Class S          1.45%                    1.22%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS DISCUSSED ABOVE UNDER "EXPENSE LIMITATIONS." These examples are intended to help you compare the cost of investing in the Funds, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Funds for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

  IF YOU REDEEM YOUR SHARES: *

                    1 YEAR(1)(2)(3)   3 YEARS(1)(4)   5 YEARS(1)(4)   10 YEARS(1)(4)
                    ---------------   -------------   -------------   --------------
JAD HIGH-YIELD FUND /
JIF HIGH-YIELD FUND(PRO FORMA ASSUMING CONSUMMATION OF THE REORGANIZATION ONLY)
   Class A Shares
      CURRENT            $1,119           $2,371          $3,578          $6,410
      Pro Forma          $  570           $  772          $  991          $1,619
   Class C Shares
      CURRENT            $  850           $2,192          $3,561          $6,682
      Pro Forma          $  276           $  545          $  939          $2,041
   Class I Shares
      CURRENT            $  650           $1,920          $3,150          $6,064
      Pro Forma          $   76           $  237          $  411          $  918
   Class R Shares
      CURRENT            $  721           $2,113          $3,442          $6,507
      Pro Forma          $  150           $  465          $  803          $1,757
   Class S Shares
      CURRENT            $  697           $2,048          $3,345          $6,362
      Pro Forma          $  124           $  387          $  670          $1,477
IF YOU DO NOT REDEEM YOUR SHARES: *

                    1 YEAR (1)   3 YEARS(1)   5 YEARS(1)   10 YEARS(1)
                    ----------   ----------   ----------   -----------
JAD HIGH-YIELD FUND /
JIF HIGH-YIELD FUND(PRO FORMA ASSUMING CONSUMMATION OF THE
   REORGANIZATION ONLY)
   Class A Shares
      CURRENT         $1,119       $2,371       $3,578        $6,410
      Pro Forma       $  570       $  772       $  991        $1,619
   Class C Shares
      CURRENT         $  750       $2,192       $3,561        $6,682
      Pro Forma       $  176       $  545       $  939        $2,041
   Class I Shares
      CURRENT         $  650       $1,920       $3,150        $6,064
      Pro Forma       $   76       $  237       $  411        $  918
   Class R Shares
      CURRENT         $  721       $2,113       $3,442        $6,507
      Pro Forma       $  150       $  465       $  803        $1,757
   Class S Shares
      CURRENT         $  697       $2,048       $3,345        $6,362
      Pro Forma       $  124       $  387       $  670        $1,477

----------
(1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

(2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

(3) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide (attached hereto as Appendix C).

(4)  Contingent deferred sales charge is not applicable.

* The pro forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

COMPARISON OF FUND PERFORMANCE

     The following information provides some indication of the risks of investing in the Funds by showing how each Fund's actual performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of a Fund. If sales charges were included, the returns would be lower. The table following the charts shows how the performance of each Fund compares to broad-based market indices (which, unlike the Funds, do not have any fees or expenses). Each Fund's performance is compared to the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly named Lehman Brothers U.S. Corporate High-Yield Bond Index). After the Reorganization, it is expected that JIF High-Yield Fund will continue to compare its performance to the Barclays Capital U.S. Corporate High-Yield Bond Index (formerly named Lehman Brothers U.S. Corporate High-Yield Bond Index). The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Funds' performance may reflect the effect of expense waivers. Without the effect of these waivers, the performance shown would have been lower. The performance of the Funds and the index varies over time. Of course, a Fund's past performance (before and after taxes) is not necessarily an indication of future performance.

JAD HIGH-YIELD FUND - CLASS S

 Annual returns for periods ended 12/31
                                                                                       10.42%     1.24%    (17.63)%
                                                                                        2006      2007       2008

 Best Quarter:  _______________    Worst Quarter:  ________________


The Fund's year-to-date return as of the calendar quarter ended (________).

JIF HIGH-YIELD FUND


 Annual returns for periods ended 12/31
        5.54%     2.50%     4.59%     2.56%    16.04%     9.42%     2.77%    11.10%     1.35%   (19.32)%
        1999      2000      2001      2002      2003      2004      2005      2006      2007      2008

 Best Quarter:  _______________    Worst Quarter:  ________________

The Fund's year-to-date return as of the calendar quarter ended (________).

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/08

                                                                                           Since
                                                      1 Year(1)   5 Years   10 Years   Inception(2)
                                                      ---------   -------   --------   -------------
JAD HIGH-YIELD FUND
   Class S Shares
      Return Before Taxes                              (17.63)%   N/A         N/A         (2.43)%
      Return After Taxes on Distributions              (20.30)%   N/A         N/A         (4.94)%
      Return After Taxes on Distributions and
         Sale of Fund Shares(3)                        (11.27)%   N/A         N/A         (3.29)%
   Class A Shares
         Return Before Taxes(4)                        (21.32)%   N/A         N/A         (3.58)%
   Class C Shares
      Return Before Taxes                              (18.71)%   N/A         N/A         (2.43)%

   Class I Shares
      Return Before Taxes                              (17.13)%   N/A         N/A         (2.67)%
   Class R Shares
      Return Before Taxes                              (17.75)%   N/A         N/A         (2.43)%
   Barclays Capital U.S. Corporate High-Yield Bond
   Index(5)
      (reflects no deduction for expenses, fees,
         or taxes)                                     (26.16)%   (0.80)%     2.17%       (4.94)%
JIF HIGH-YIELD FUND
   Return Before Taxes                                 (19.32)%    0.43%      3.24%        5.42%
   Return After Taxes on Distributions                 (21.91)%   (2.20)%     0.38%        2.22%
   Return After Taxes on Distributions and
      Sale of Fund Shares(3)                           (12.33)%   (0.97)%     1.13%        2.76%
   Barclays Capital  U.S. Corporate High-Yield Bond
      Index(5)
      (reflects no deduction for expenses, fees,
          or taxes)                                    (26.16)%   (0.08)%     2.17%        3.61%

----------
(1) Calculated to include contingent deferred sales charge applicable to Class C Shares.

(2) The inception date for JAD High-Yield Fund is August 1, 2005 and the inception date for JIF High-Yield Fund is December 29, 1995.

(3) If a Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund shares may exceed the Fund's other return figures.

(4)  Calculated assuming maximum permitted sales loads.

(5) The Barclays Capital U.S. Corporate High-Yield Bond Index (formerly named Lehman Brothers U.S. Corporate High-Yield Bond Index) is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.

     After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

     Current performance may be higher or lower than the performance data shown above. For more recent performance information, visit Janus' website at www.janus.com/info.

DISTRIBUTION AND PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

     Class A, C, I, R and S Shares of JIF High-Yield Fund will have substantially similar class characteristics as the Class A, C, I, R and S Shares of JAD High-Yield Fund, respectively. JIF High-Yield Fund currently does not offer Class A, C, I, R and S Shares. Upon consummation of the Reorganization, shares of these classes of JIF High-Yield Fund will be established to correspond with shares of JAD High-Yield Fund. For additional information about purchase procedures, exchange rights and redemption procedures, please refer to the Shareholder's Guide, attached as Appendix C.

     Janus Capital manages both JAD High-Yield Fund and JIF High-Yield Fund, and Janus Distributors LLC ("Janus Distributors") is the distributor of each Fund. In addition, the custodian, State Street Bank and Trust Company, and transfer agent, Janus Services LLC, are the same for both Funds. After the Reorganization, JIF High-Yield Fund will have purchase, exchange, and redemption procedures for Class A, C, I, R and S Shares that are the same or similar to those of the corresponding share classes in JAD High-Yield Fund. Prior to the Reorganization, the JIF Trust will adopt a new plan pursuant to Rule 18f-3 under the 1940 Act which will make the share class characteristics of the JIF Trust substantially similar to the share class characteristics of the JAD Trust. Therefore, it is expected that shareholders of JAD High-Yield Fund will continue to be subject to the same procedures and receive the same services as shareholders of JIF High-Yield Fund, as they currently do as shareholders of JAD High-Yield Fund.

CALCULATION OF NET ASSET VALUE

     The Funds each calculate their respective net asset value per share ("NAV") once each business day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). For additional information about calculation of NAV, please refer to the Shareholder's Guide, attached as Appendix C.

DIVIDENDS AND DISTRIBUTIONS

     A detailed description of each Fund's policy with respect to dividends and distributions is available in the "Distributions" section of JAD High-Yield Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

FREQUENT PURCHASES AND REDEMPTIONS

     A detailed description of the Funds' policies with respect to frequent trading of Fund shares is available in the "Excessive Trading" section of JAD High-Yield Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

TAXES

     A detailed description of the tax consequences of buying, holding, exchanging and selling the Funds' shares is available in the "Taxes" section of JAD High-Yield Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

DISTRIBUTION ARRANGEMENTS

     A detailed description of the Funds' distribution arrangements is available in the "Distribution, Servicing, and Administrative Fees" section of JAD High-Yield Fund's Prospectus, which is incorporated by reference herein, and in Appendix C.

                               THE REORGANIZATION

THE PLAN

     The Plan sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.

     The Plan contemplates: (i) JIF High-Yield Fund's acquisition of all or substantially all of the assets of JAD High-Yield Fund in exchange solely for shares of JIF High-Yield Fund and the assumption by JIF High-Yield Fund of all of JAD High-Yield Fund's liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares to the shareholders of JAD High-Yield Fund; and (iii) the complete liquidation of JAD High-Yield Fund.

     The value of JAD High-Yield Fund's assets to be acquired and the amount of its liabilities to be assumed by JIF High-Yield Fund and the NAV of a share of JAD High-Yield Fund will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration by JAD High-Yield Fund of distributions, if any on the Closing Date, and will be determined in accordance with the valuation methodologies described in JAD High-Yield Fund's currently effective Prospectuses and Statement of Additional Information. The Plan provides that Janus Capital will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Information Statement. The Closing Date is expected to be on or about July 6, 2009.

     As soon as practicable after the Closing Date, JAD High-Yield Fund will distribute pro rata to its shareholders of record the shares of JIF High-Yield Fund it receives in the Reorganization, so that each shareholder of JAD High-Yield Fund will receive a number of full and fractional shares of JIF High-Yield Fund equal in value to his or her holdings in JAD High-Yield Fund, and JAD High-Yield Fund will be liquidated.

     Such distribution will be accomplished by opening accounts on the books of JIF High-Yield Fund in the names of JAD High-Yield Fund shareholders and by transferring thereto the shares of JIF High-Yield Fund previously credited to the account of JAD High-Yield Fund on those books. Each shareholder account shall be credited with the pro rata number of JIF High-Yield Fund's shares due to that shareholder. All issued and outstanding shares of JAD High-Yield Fund will simultaneously be canceled on the books of the JAD Trust. Accordingly, immediately after the Reorganization, each former shareholder of JAD High-Yield Fund will own shares of JIF High-Yield Fund that will be equal to the value of that shareholder's shares of JAD High-Yield Fund as of the Closing Date. Any special options will automatically transfer to the new fund accounts.

     The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Reorganization qualifies as a tax-free reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Boards of Trustees if the Trustees determine that the Reorganization is not in the best interests of the Funds. Please review the Plan carefully.

REASONS FOR THE REORGANIZATION

     The Reorganization is part of some significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund offerings. Janus Capital believes that these enhancements will provide both meaningful short- and long-term benefits to fund shareholders. Janus Capital has historically organized its retail mutual funds into two separate and distinct trusts with different distribution models and pricing structures. Over time, the funds offered under these two trusts have been substantially similar. Given Janus Capital's evolving distribution model focused on servicing the intermediary and advisor marketplace and the overlapping similarity of fund offerings in the two trusts, Janus Capital believes that it is in the best interests of all fund shareholders to merge funds of the two trusts that have the same or substantially similar investment objectives, strategies, policies and risks. These reorganizations will create one mutual fund platform with multi-share class pricing intended to meet the needs of all investor types. Through the reorganizations, shareholders are expected to benefit from the following:

     - The reorganizations provide Janus fund shareholders with the opportunity to continue to invest in a Janus mutual fund offering the same or substantially similar investment objectives, strategies, policies and risks, and with the same portfolio management, as their current fund, but as part of an enhanced fund platform;

     - Janus Capital will have the opportunity to operate its platform more efficiently, providing the potential to reduce possible inefficiencies arising from having similarly managed mutual funds in the same fund

     - As a result of the reorganizations, certain Janus funds will have larger asset bases, which may result in the elimination of duplicative expenses and lead to lower expense ratios in the future; and

     - Janus Capital's evolving distribution model will permit difference types of shareholders to invest in the same Janus fund providing shareholders more investment options and the opportunity to invest in funds that have a more stable asset base.

     It is also noteworthy that the Reorganization is designed to qualify as a tax-free reorganization, so shareholders of JAD High-Yield Fund should not realize a tax gain or loss as a direct result of the Reorganization.

     Janus Capital met with the Trustees, all of whom are not "interested persons" (as defined in the 1940 Act) ("Independent Trustees"), counsel to the Funds and counsel to the Independent Trustees on September 5, 2008, October 2, 2008, February 25, 2009 and March 11-12, 2009 to discuss Janus Capital's proposal to reorganize the Funds. At each meeting, the Independent Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.

     At the joint meeting of the Boards of Trustees of the JIF Trust and JAD Trust held on March 12, 2009, the Trustees determined that (1) the Reorganization is in the best interests of the shareholders of JAD High-Yield Fund and JIF High-Yield Fund and (2) the Plan should be approved by the Trustees. In making these determinations, the Trustees considered the following factors, among others:

     (1) The Reorganization is part of a larger strategic repositioning of Janus Capital's distribution model for Janus mutual funds that is designed to offer certain potential benefits to Fund shareholders that are not currently available, including a more diverse Fund shareholder base, the potential for a more stable level of Fund assets, and access to a wider-range of Janus funds with differing investment strategies.

     (2) The current conditions and trends in the securities markets and related trends in the investment management business, and their current and potential impact on Janus Capital, the JAD Trust and Fund shareholders.

     (3) JAD High-Yield Fund has the same investment objective, strategies, policies and risks as JIF High-Yield Fund, and the two Funds have been managed by the same co-portfolio managers.

     (4)  The two Funds have similar historical performance.

     (5) Shareholders of each Fund will have the opportunity to invest in a significantly larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

     (6) Fund expenses are not expected to increase materially as a result of the Reorganization, and Janus Capital anticipates that in the future, the elimination of some duplicative expenses and the opportunity for economies of scale may result in lower future fund expenses (other than management fees).

     (7) Both Funds have the same fee structure in accordance with which the advisory fee paid by each Fund to Janus Capital is 0.65% per annum of each Fund's average net assets for the first $300 million, and 0.55% per annum of each Fund's average net assets over $300 million.

     (8) The expense limitation agreements applicable to each Fund which, after giving effect to fee waivers after the Reorganization, may result in current JAD High-Yield Fund shareholders paying higher fees in the short-term but provides greater longer term certainty with respect to total expense ratios.

     (9) The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital should derive greater efficiency, in terms of portfolio management and operations, by managing a single fund rather than two separate funds with substantially the same investment objective, strategies, policies and risks.

     (10) The Reorganization would not dilute the interests of either Fund's current shareholders.

     (11) The impact of the Reorganization on the ability of JIF High-Yield Fund to benefit from using a portion of the realized capital losses generated by JAD High-Yield Fund and JIF High-Yield Fund, as applicable, to offset or defer future gains on the sales of securities in certain circumstances.

     (12) The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

     (13) JAD High-Yield Fund's shareholders will not pay any of the costs of the Reorganization, and immediately after the Reorganization, the value of their shares in JIF High-Yield Fund will be the same as the value of their JAD High-Yield Fund holdings immediately prior to the Reorganization.

     Based on these considerations, among others, the Boards of Trustees of the JAD Trust and JIF Trust concluded that: (1) the Reorganization is in the best interests of JAD High-Yield Fund and JIF High-Yield Fund and their respective shareholders; and (2) the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. Accordingly, the Trustees approved the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization, the JAD Trust and the JIF Trust will receive a legal opinion from Dechert LLP, special counsel to Janus Capital, substantially to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     - the transfer of all or substantially all of the assets of JAD High-Yield Fund solely in exchange for shares of JIF High-Yield Fund and the assumption by JIF High-Yield Fund of all liabilities of JAD High-Yield Fund, and the distribution of such shares to the shareholders of JAD High-Yield Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by JAD High-Yield Fund on the transfer of the assets of JAD High-Yield Fund to JIF High-Yield Fund in exchange for JIF High-Yield Fund shares and the assumption by JIF High-Yield Fund of all liabilities of JAD High-Yield Fund or upon the distribution of JIF High-Yield Fund shares to JAD High-Yield Fund shareholders in exchange for their shares of JAD High-Yield Fund;

     - the tax basis of JAD High-Yield Fund's assets acquired by JIF High-Yield Fund will be the same to JIF High-Yield Fund as the tax basis of such assets to JAD High-Yield Fund immediately prior to the Reorganization, and the holding period of the assets of JAD High-Yield Fund in the hands of JIF High-Yield Fund will include the period during which those assets were held by JAD High-Yield Fund;

     - no gain or loss will be recognized by JIF High-Yield Fund upon the receipt of the assets of JAD High-Yield Fund solely in exchange for JIF High-Yield Fund shares and the assumption by JIF High-Yield Fund of all liabilities of JAD High-Yield Fund;

     - no gain or loss will be recognized by shareholders of JAD High-Yield Fund upon the receipt of JIF High-Yield Fund shares by such shareholders, provided such shareholders receive solely JIF High-Yield Fund shares (including fractional shares) in exchange for their JAD High-Yield Fund shares; and

     - the aggregate tax basis of JIF High-Yield Fund shares, including any fractional shares, received by each shareholder of JAD High-Yield Fund pursuant to the Reorganization will be the same as the aggregate tax basis of JAD High-Yield Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of JIF High-Yield Fund shares, including fractional shares, to be received by each shareholder of JAD High-Yield Fund will include the period during which JAD High-Yield Fund shares exchanged therefor were held by such shareholder (provided that JAD High-Yield Fund shares were held as a capital asset on the date of the Reorganization).

     The receipt of such an opinion is a condition to the consummation of the Reorganization. The JAD Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of JAD High-Yield Fund in exchange for JIF High-Yield Fund shares and the assumption by JIF High-Yield Fund of all liabilities of JAD High-Yield Fund does not constitute a tax-free reorganization, each JAD High-Yield Fund shareholder generally will recognize a gain or loss equal to the difference between the value of JIF High-Yield Fund shares such shareholder acquires and the tax basis of such shareholder's JAD High-Yield Fund shares.

     Prior to the Closing Date, JAD High-Yield Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any sales of assets prior to the Closing Date, which may be attributable to portfolio transitioning. This distribution would be taxable to shareholders that are subject to tax.

     Shareholders of JAD High-Yield Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of JAD High-Yield Fund should also consult tax advisers as to state and local tax consequences, if any, of the Reorganization.

     As of July 31, 2008, JAD High-Yield Fund had accumulated capital loss carryforwards of $27,476. After the Reorganization, these losses may be available to JIF High-Yield Fund, which had accumulated capital loss carryforwards of $75,320,374, as of October 31, 2008. The final amount of the accumulated capital loss carryforwards for JAD High-Yield Fund and JIF High-Yield Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these accumulated capital loss carryforwards may in part be subject to limitations under applicable tax laws. As a result, JIF High-Yield Fund may not be able to use some or all of these losses, if any, as quickly as each Fund may have used these losses in the absence of the Reorganization, and part of these losses may not be useable at all. The Boards of Trustees of the JAD Trust and JIF Trust took this factor into account in concluding that the Reorganization would be in the best interests of the Funds and their shareholders.

CAPITALIZATION

     The following table shows, on an unaudited basis, the capitalization as of October 31, 2008 for JAD High-Yield Fund and JIF High-Yield Fund, as well as pro forma capitalization giving effect to the Reorganization:

                                                                              JIF High-Yield
                                                                                   Fund
                            JAD High-Yield   JIF High-Yield                  (pro forma after
                                Fund(1)          Fund(2)      Adjustments   Reorganization)(2)
                            --------------   --------------   -----------   ------------------
CLASS A
Net Assets                                        N/A
Net Asset Value Per Share                         N/A
Shares Outstanding                                N/A

CLASS C
Net Assets                                        N/A
Net Asset Value Per Share                         N/A
Shares Outstanding                                N/A

CLASS I
Net Assets                                        N/A
Net Asset Value Per Share                         N/A
Shares Outstanding                                N/A

CLASS R
Net Assets                                        N/A
Net Asset Value Per Share                         N/A
Shares Outstanding                                N/A

CLASS S
Net Assets                                        N/A
Net Asset Value Per Share                         N/A
Shares Outstanding                                N/A

JIF HIGH-YIELD FUND
Net Assets                        N/A
Net Asset Value Per Share         N/A
Shares Outstanding                N/A

----------
(1)  JAD High-Yield Fund currently offers Class A, C, I, R and S Shares.

(2) JIF High-Yield Fund currently does not designate separate share classes. Upon the consummation of the Reorganization, Class A, C, I, R and S Shares of JIF High-Yield Fund will be established with substantially the same class characteristics as the Class A, C, I, R and S Shares of JAD High-Yield Fund, respectively.

OTHER COMPARATIVE INFORMATION ABOUT THE FUNDS

INVESTMENT ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of each Fund's investment portfolio and furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

     Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

     Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the JIF Trust and the JAD Trust, and Janus Capital provides office space for the Funds and pays all or a portion of the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Funds of compensation payable to the Funds' Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus/Information Statement, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended.

     From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds).

     For all share classes of the Janus funds, Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

     In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Janus funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

     The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

     The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

     Each Fund currently pays Janus Capital an investment advisory fee which is calculated daily and paid monthly at the annual rate of 0.65% per annum of the Fund's average net assets for the first $300 million, and 0.55% per annum of the Fund's average net assets over $300 million. Each Fund's investment advisory agreement details the investment advisory fee and other expenses that the Funds pay. Each Fund incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses.

                      INVESTMENT
                       ADVISORY    ACTUAL INVESTMENT
                          FEE         ADVISORY FEE
                      ----------   -----------------
JAD HIGH-YIELD FUND      0.65%       0.00%(1)(2)
JIF HIGH-YIELD FUND      0.65%       0.60%(3)(4)(5)

----------
(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A, Class C, Class R and Class S Shares), administrative services fee (applicable to Class R and Class S Shares) and brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus/Information Statement, and additional information is included under "Expense Limitations." The waiver is not reflected in the contractual fee rate shown.

(2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of waivers). The Fund's fee waiver exceeded the investment advisory fee.

(3)  For the fiscal year ended October 31, 2008.

(4) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least March 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus/Information Statement, and additional information is included under "Expense Limitations." The waiver is not reflected in the contractual fee rate shown.

(5) The actual management fee paid reflects credits to the Fund in an amount equal to investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.

     The basis for the Trustees' approval of the current investment advisory agreement for JIF High-Yield Fund is contained in JIF High-Yield Fund's unaudited Semiannual Report to shareholders dated April 30, 2008. The basis for the Trustees' approval of the current investment advisory agreement for JAD High-Yield Fund is contained in JAD High-Yield Fund's unaudited Semiannual Report to shareholders dated January 31, 2009.

ADMINISTRATIVE SERVICES FEES

     As noted above, upon the consummation of the Reorganization, Class A, C, I, R and S Shares of JIF High-Yield Fund will be established with substantially the same class characteristics as the Class A, C, I, R and S Shares of JAD High-Yield Fund, respectively. There will be no change in the terms of administrative services fees paid by shareholders of Class A, C, I, R and S Shares of JIF High-Yield Fund after the Reorganization.

     Janus Services LLC, the transfer agent of the JAD Trust and the JIF Trust, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R and Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services LLC expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services to their customers who invest in the Funds.

     With respect to transactions in or for administrative services provided to Class A, Class C and Class I Shares of the Funds, certain intermediaries may charge networking, omnibus account, or other administrative fees. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by Class A, Class C and Class I Shares of each Fund to Janus Services LLC, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services LLC on behalf of a Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the shares may increase.

INVESTMENT PERSONNEL

     Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.

     GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of JAD High-Yield Fund and JIF High-Yield Fund, which he has managed or co-managed since 2003. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

     DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of JAD High-Yield Fund and JIF High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

     JIF High-Yield Fund's Statement of Additional Information dated February 27, 2009, and JAD High-Yield Fund's Statement of Additional Information dated November 28, 2008, both of which are incorporated by reference herein, provide information about the structure and method of Mr. Smith's and Mr. Watters's compensation, as well as their management of other accounts and ownership of Fund securities.

CHARTER DOCUMENTS

     JIF High-Yield Fund is a series of the JIF Trust, a Massachusetts business trust governed by Massachusetts law. JIF High-Yield Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time ("JIF Trust Instrument"). The following is a summary of certain provisions of the JIF Trust Instrument and is qualified in its entirety by reference to the JIF Trust Instrument.

     Voting. A shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder's name on the books of the JIF Trust (and a fractional vote for each fractional dollar). Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the JIF Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the JIF Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

     All shares of a fund participate equally in dividends and other distributions by the shares of the same class of that fund, and in residual assets of that class of that fund in the event of liquidation. Shares of each fund have no preemptive, conversion, or appraisal rights. Shares of each fund may be transferred by endorsement or stock power as is customary, but a fund is not bound to recognize any transfer until it is recorded on its books. The funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the funds' prospectus(es).

     Shareholder Meetings. The JIF Trust is not required, and does not intend, to hold annual shareholder meetings unless otherwise required by the JIF Trust Instrument, the 1940 Act or in compliance with any regulatory order. Under the terms of a settlement reached between Janus and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the JIF Trust will hold a meeting of shareholders to elect Trustees. Special meetings may be called for a specific fund or for the JIF Trust for purposes such as election of Trustees, when required by the JIF Trust Instrument or to comply with the 1940 Act or a regulatory order. Under the JIF Trust Instrument, special meetings of shareholders of the JIF Trust or of any fund shall be called upon written request of shareholders holding not less than 10% of the shares then outstanding.

     Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held liable for the obligations of their fund. However, the JIF Trust Instrument disclaims shareholder liability for acts or obligations of the funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or the Trustees. The JIF Trust Instrument also provides for indemnification from the assets of the funds for all losses and expenses of any Fund shareholder held liable for the obligations of their fund.

     The Trustees intend to conduct the operations of the funds to avoid, to the extent possible, liability of shareholders for liabilities of their fund.

     Trustee Liability. A Trustee shall be liable for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. All persons extending credit to, contracting with or having any claim against the JIF Trust shall look only to the assets of a fund with which such person dealt for payment under such credit, contract, or claim.

     Liquidation or Dissolution. In the event of the liquidation or dissolution of the Trust, shareholders of the funds are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to their fund, or in the case of a class, belonging to that fund and allocable to that class, over the liabilities belonging to that fund or class. The assets shall be distributed to shareholders in proportion to the relative NAV of the shares of that fund or class held by them and recorded on the books of the JIF Trust. The liquidation of any particular fund or class thereof may be authorized at any time by vote of a majority of the Trustees then in office. Shareholders will receive prior notice of any liquidation effecting their fund or class.

KEY DIFFERENCES IN THE RIGHTS OF JAD HIGH-YIELD FUND AND JIF HIGH-YIELD FUND SHAREHOLDERS

     JAD High-Yield Fund is organized as a separate series of the JAD Trust, a Delaware statutory trust, and is governed by an Amended and Restated Trust Instrument ("JAD Trust Instrument") and JAD Bylaws. JIF High-Yield Fund is organized as a separate series of the JIF Trust, a Massachusetts business trust, and is governed by the JIF Trust Instrument and JIF Bylaws. Key differences affecting the rights of shareholders under the JAD Trust Instrument, JAD Bylaws and Delaware Law and the JIF Trust Instrument and JIF Bylaws and Massachusetts law are presented below, and are qualified in their entirety by reference to the JAD Trust Instrument and the JIF Trust Instrument.

              JAD HIGH-YIELD FUND                                 JIF HIGH-YIELD FUND
----------------------------------------------   -----------------------------------------------------
Any Trustee may be removed at any meeting of     Any Trustee may be removed by a vote of at least
the shareholders by a vote of at least           two-thirds of the shareholders at a meeting called
two-thirds of the outstanding shares of the      for the purpose, or by a written declaration signed
JAD Trust.                                       by at least two-thirds of the shareholders and filed
                                                 with the Trust's custodian.

No requirement exists that shareholders          Shareholders of the relevant series or class thereof
receive notification of the liquidation of any   must be notified prior to giving effect to any
particular series or class thereof.              authorization for the liquidation of any particular
                                                 series or class.

No shareholder shall be personally bound and     As previously noted, under Massachusetts law,
no payment demand made on any shareholder        shareholders of a Massachusetts business trust could,
except as agreed to by the shareholder.          under certain circumstances, be held liable for the
Shareholders shall have the same limitation of   obligations of their fund.  However, the JIF Trust
personal liability as is extended to             Instrument provides that no shareholder shall be
shareholders of a private corporation for        personally bound and no payment demand made on any
profit incorporated in the State of Delaware.    shareholder except as agreed to by the shareholder.

The Trustees may not change outstanding shares   No provision prevents the Trustees from changing
in a manner materially adverse to the            outstanding shares in a manner materially adverse to
shareholders.                                    the shareholders.

There is no provision related to dividends or    Any dividend or distribution paid in shares will be
distributions paid in shares.                    paid at the net asset value of the shares.

Shareholders do not have the power to vote on    Shareholders have the power to vote to the same
whether or not a court action, proceeding or     extent as shareholders of a Massachusetts business
claim should or should not be brought or         corporation as to whether a court action, proceeding
maintained derivatively or as a class action     or claim should be brought or maintained derivatively
on behalf of the Trust or any series thereof     or as a class action on behalf of the Trust or any
or the shareholders.                             series thereof.

A shareholder is entitled to one vote for each   A shareholder is entitled to one vote for each dollar
whole

              JAD HIGH-YIELD FUND                                 JIF HIGH-YIELD FUND
----------------------------------------------   -----------------------------------------------------
share held (and fractional votes for             of net asset value standing in such shareholder's
fractional shares held) in such shareholder's    name on the books of the JIF Trust (and a fractional
name on the books of the JAD Trust.              vote for each fractional dollar).
Shareholders shall be entitled to at least       Shareholders shall be entitled to at least seven
fifteen days' notice of any shareholder          days' notice of any shareholder meetings.
meetings.

The Trustees are required to call a special      The Trustees are required to promptly call a special
meeting upon the written request of              meeting upon the written request of shareholders
shareholders owning at least two-thirds of the   holding not less than 10% of the shares then
outstanding shares of such series or class       outstanding for the purpose of voting on the removal
entitled to vote.                                of any Trustee.  Additionally, if the Trustees fail
                                                 to call meeting by 30 days after a request by the
                                                 holders of 10% of the shares then outstanding, the
                                                 shareholders may call and give notice of such
                                                 meeting.

Quorum for the transaction of business at        Quorum for the transaction of business at shareholder
shareholder meetings is set at one-third of      meetings is set at thirty percent of the outstanding
the outstanding shares or of the Shares          shares or of the shares entitled to vote either in
entitled to vote either in person or by proxy,   person or by proxy, unless otherwise required by
unless otherwise required by applicable law,     applicable law, the Bylaws or the Trust Instrument.
the Bylaws or the Trust Instrument.

The Trust, on behalf of the affected series,     In case any shareholder (or former shareholder) of
shall, upon request by such shareholder,         any series of the Trust shall be charged or held to
assume the defense of any such claim made        be personally liable for any obligation or liability
against such shareholder for any act or          of the Trust solely by reason of being or having been
obligation of the series and satisfy any         a shareholder and not because of such shareholder's
judgment thereon from the assets of the          acts or omissions or for some other reason, said
series.                                          series (upon proper and timely request by the
                                                 shareholder) shall assume the defense against such
                                                 charge and satisfy any judgment thereon, and the
                                                 shareholder or former shareholder (or such
                                                 shareholder's heirs, executors, administrators or
                                                 other legal representatives or in the case of a
                                                 corporation or other entity, its corporate or other
                                                 general successor) shall be entitled out of the
                                                 assets of said series estate to be held harmless from
                                                 and indemnified against all loss and expense arising
                                                 from such liability.

Subject to making certain determinations, the    A shareholder vote is necessary to terminate the
Trustees may terminate the Trust or any series   Trust. However, the Trustees may merge, liquidate or
without obtaining a shareholder vote.            reorganize any series without seeking shareholder
                                                 approval if in accordance with legal requirements
                                                 such as the 1940 Act requirements.

No provision is made for shareholder             Subject to meeting certain stated criteria,
communications.                                  shareholders may communicate directly with other
                                                 shareholders for the purpose of obtaining signatures
                                                 to request a shareholder meeting.

There is no requirement that shareholders        Prior to giving effect to any such authorization of
receive prior notice of any consolidation,       consolidation, merger or transfer, shareholders of
merger or transfer.                              the relevant series or class must be notified.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of JAD High-Yield
Fund:

FUND                  TOTAL NUMBER OF SHARES OUTSTANDING   NET ASSETS
----                  ----------------------------------   ----------
JAD High-Yield Fund
   - Class A Shares
   - Class C Shares
   - Class I Shares
   - Class R Shares
   - Class S Shares
TOTAL

     [To the knowledge of Janus Capital, as of ____________, 2009, the officers and Trustees beneficially owned, as a group, less than 1% of any class of each Fund.]

     Beneficial owners of 5% or more of the outstanding shares of JAD High-Yield Fund as [__________], 2009 are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of JAD High-Yield Fund except as shown below, and such owners may not be the beneficial owner of all or a portion of the shares.

Name and Address of
  Beneficial Owner    Number of Shares   Percent of Fund
-------------------   ----------------   ---------------


TRUSTEES AND OFFICERS

     The following individuals comprise the Boards of Trustees of the JIF and JAD Trusts: Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., Dennis
B. Mullen, James T. Rothe, William D. Stewart, Martin H. Waldinger and Linda S. Wolf. Each of the Trustees is not an "interested" person of Janus, the JIF Trust or the JAD Trust, as that term is defined under the 1940 Act. The officers of each Trust are disclosed in each Fund's Statement of Additional Information.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [__], [__], Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and reviews their tax returns.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital and/or the Funds is attached as Appendix D to this Prospectus/Information Statement.

INFORMATION AVAILABLE THROUGH THE SEC

     JAD High-Yield Fund and JIF High-Yield Fund are each subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, information statements, registration statements, and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at: 100 F Street, NE, Room 1580, Washington, DC 20549 and at the following regional offices of the
SEC: 3 World Financial Center, Room 4300, New York, NY 10281; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500 Denver, CO 80202-2656; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

     You can get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).

     Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                     By order of the Board of Trustees,


                                     -------------------------------------------
                                     Robin C. Beery
                                     Chief  Executive  Officer and  President of
                                     Janus Adviser Series

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [__] day of [__], 200_, by and among Janus Adviser Series, a Delaware statutory trust (the "JAD Trust"), on behalf of Janus Adviser [__] Fund, a series of the JAD Trust (the "Predecessor Fund"), Janus Investment Fund (the "JIF Trust"), a Massachusetts business trust, on behalf of Janus [__] Fund a series of the JIF Trust (the "Successor Fund"), and Janus Capital Management LLC, a Delaware limited liability company ("JCM").

All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the JIF Trust or JAD Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for [Class A, Class C, Class I, Class R and Class S] voting shares of beneficial interest in the Successor Fund (the "Successor Fund Shares") having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of each of the JAD Trust and the JIF Trust has determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware, and that the interests of existing shareholders will not be diluted as a result of this transaction;

WHEREAS, concurrently herewith, the Board of Trustees of each of the JAD Trust and the JIF Trust are entering into separate Plans of Reorganization which contemplate the reorganization of certain series of the JAD Trust into existing series of the JIF Trust (each a "Preexisting Fund Reorganization"); and

WHEREAS, concurrently herewith, the Board of Trustees of each of the JAD Trust and the JIF Trust are entering into separate Plans of Reorganization which contemplate the reorganization of certain series of the JAD Trust into newly created series of the JIF Trust (each a "Shell Reorganization").

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth, the JAD Trust shall
(i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) the JIF Trust shall cause the Successor Fund to deliver to the JAD Trust full and fractional [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the "Closing Date") and (iii) the JIF Trust shall cause the Successor Fund to assume all liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the Closing Date. The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3 The Predecessor Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares received by the JAD Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares due to such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the JAD Trust. The Successor Fund shall not issue certificates representing the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares in connection with such exchange. Ownership of [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares will be shown on the books of the JIF Trust's transfer agent. As soon as practicable after the Closing, the JAD Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2. CLOSING AND CLOSING DATE

2.1 The Closing Date shall be July 6, 2009, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of JCM, 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.

2.2 The JAD Trust shall cause Janus Services LLC (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares to be credited on the Closing Date to the Secretary of the JAD Trust or provide evidence satisfactory to the JAD Trust that such [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3. REPRESENTATIONS AND WARRANTIES

3.1 The JAD Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

     (i) the JAD Trust is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

     (ii) the JAD Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

     (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the JAD Trust or the shareholders of the Predecessor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

     (iv) this Agreement has been duly executed by the JAD Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

     (v) neither the execution and delivery of this Agreement by the JAD Trust on behalf of the Predecessor Fund, nor the consummation by the JAD Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the JAD Trust's Amended and Restated Trust Instrument ("JAD Trust Instrument") or Bylaws of the JAD Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the JAD Trust is a party or by which the JAD Trust or any of its assets is subject or bound;

     (vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date;

     (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the JAD Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the JAD Trust, other than as shall be obtained at or prior to the Closing;

     (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

     (ix) For each taxable year of its operation (including the taxable year which ends on the Closing Date), the Predecessor Fund has met (or will meet) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

3.2 The JIF Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

     (i) the JIF Trust is duly organized and existing under its Amended and Restated Declaration of Trust (the "JIF Declaration of Trust") and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust";

     (ii) the JIF Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

     (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the JIF Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

     (iv) this Agreement has been duly executed by the JIF Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

     (v) neither the execution and delivery of this Agreement by the JIF Trust on behalf of the Successor Fund, nor the consummation by the JIF Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the JIF Declaration of Trust or the Amended and Restated Bylaws of the JIF Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the JIF Trust is a party or by which the JIF Trust or any of its assets is subject or bound;

     (vi) the net asset value per share of a [Class A, Class C, Class I, Class R and Class S] Successor Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date;

     (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the JIF Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the JIF Trust, other than as shall be obtained at or prior to the Closing;

     (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

     (ix) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Successor Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under
          Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

4.  CONDITIONS PRECEDENT

4.1 The obligations of the JAD Trust on behalf of each Predecessor Fund and the JIF Trust on behalf of each Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

     (i) The JIF Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the JIF Trust and/or JCM to be necessary and appropriate to effect the registration of the [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

     (ii) The applicable [Class A, Class C, Class I, Class R and Class S] Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

     (iii) All representations and warranties of the JAD Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the JIF Trust on behalf of the Successor Fund shall have received a certificate of an officer of the JAD Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the JIF Trust on behalf of the Successor Fund;

     (iv) All representations and warranties of the JIF Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the JAD Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the JIF Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the JAD Trust on behalf of the Predecessor Fund;

     (v) The JIF Trust and the JAD Trust shall have received the opinion of Dechert LLP addressed to each of them substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of JCM, the JIF Trust and the JAD Trust. Notwithstanding anything herein to the contrary, neither the JIF Trust nor the JAD Trust may waive the condition set forth in this paragraph;

     (vi) Unless otherwise determined by the officers of the Predecessor Fund, the Predecessor Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. New York Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

     (vii) The conditions precedent to (A) each of the Preexisting Fund Reorganizations and (B) each of the Shell Reorganizations shall have been satisfied, unless the Boards of Trustees of the JAD Trust and/or the JIF Trust shall have waived this condition and deemed it to be in the best interests of Shareholders of the Predecessor Fund that the Reorganization should proceed.

5. EXPENSES

All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by JCM.

6. ENTIRE AGREEMENT

The JAD Trust agrees on behalf of the Predecessor Fund and the JIF Trust agrees on behalf of the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7. TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the JIF Trust or the Board of Trustees of the JAD Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the JIF Trust or the Board of Trustees of the JAD Trust, make proceeding with the Agreement inadvisable.

8. AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5 It is expressly agreed that the obligations of each of the JIF Trust and JAD Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of each trust personally, but shall bind only the trust property of the trusts, as provided in the JAD Trust Instrument and the JIF Declaration of Trust, respectively, of each trust. The execution and delivery by such officers of the Trusts shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Trust as provided in the JAD Trust Instrument and the JIF Declaration of Trust, respectively. The JAD Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund. The JIF Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Fund.

10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST                                 JANUS ADVISER SERIES
                                       For and on behalf of the Predecessor Fund


Name:                                  By:
      -----------------------------        -------------------------------------
                                       Name:
                                       Title:


ATTEST                                 JANUS INVESTMENT FUND
                                       For and on behalf of the Successor Fund


Name:                                  By:
      -----------------------------        -------------------------------------
                                       Name:
                                       Title:


ATTEST                                 JANUS CAPITAL MANAGEMENT LLC


Name:                                  By:
      -----------------------------        -------------------------------------
                                       Name:
                                       Title:

                                                                      APPENDIX B

           OTHER INVESTMENT TECHNIQUES AND RELATED RISKS OF THE FUNDS

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies as described below. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. Additional information regarding these investment techniques and risks is included in each Fund's Statement of Additional Information. These securities and strategies may include:

EQUITY AND DEBT SECURITIES

BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to "Municipal lease obligations" below.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to "Municipal securities" below.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933Act, but that may be resold to certain institutional investors.

STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government.

Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

CASH SWEEP PROGRAM is an arrangement in which a Fund's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

                                                                      APPENDIX C

                               SHAREHOLDER'S GUIDE

This Prospectus/Information Statement relates to five separate classes of shares ("Shares"): Class A, Class C, Class I, Class R and Class S of Janus High-Yield Fund (the "JIF High-Yield Fund"), a series of Janus Investment Fund (the "Trust"). JIF High-Yield Fund currently does not offer shares of any of these classes. However, upon consummation of the reorganization of Janus Adviser High-Yield Fund with and into JIF High-Yield Fund (the "Reorganization"), JIF High-Yield Fund will complete the registration of Shares of these classes pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and start offering these shares. JIF High-Yield Fund currently only offers one class of shares (the "Initial Class") which is not offered in this Prospectus/Information Statement. Please refer to JIF High-Yield Fund's prospectus dated February 27, 2009 (the "JIF High-Yield Fund's Prospectus") for information about shares of this Initial Class. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at 1-877-335-2687. The information below relates to classes of JIF High-Yield Fund as of the date they are created.

PURCHASE PROCEDURES, EXCHANGE RIGHTS, AND REDEMPTION PROCEDURES

Investors may not purchase, exchange, or redeem Class A, Class C, Class R and Class S Shares of JIF High-Yield Fund directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers, or other financial intermediaries. Class A and Class C Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Class S Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

Class I Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from JIF High-Yield Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative (networking, omnibus positioning) fees. Administrative (networking, omnibus positioning) fees may be paid by JIF High-Yield Fund to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT [1-800-333-1181], OR REFER TO YOUR PLAN DOCUMENTS.

With certain limited exceptions, JIF High-Yield Fund is available only to U.S. citizens or residents.

PRICING OF JIF HIGH-YIELD FUND SHARES

The per share net asset value ("NAV") for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. JIF High-Yield Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Because foreign securities markets may operate on days that are not business days in the United States, the value of JIF High-Yield Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem JIF High-Yield Fund's Shares.

The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by JIF High-Yield Fund or its agent, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Class A Shares and Class C Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. All purchases and redemptions of Class I

Shares, Class R Shares and Class S Shares will be duly processed at the NAV next calculated after your request is received in good order by JIF High-Yield Fund or its agent. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by JIF High-Yield Fund or its agent by the close of the regular trading session of the NYSE.

Securities held by JIF High-Yield Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of JIF High-Yield Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. JIF High-Yield Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

Due to the subjective nature of fair value pricing, JIF High-Yield Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of JIF High-Yield Fund's portfolio securities and the reflection of such change in JIF High-Yield Fund's NAV, as further described in the "Excessive Trading" section in this Appendix C. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that JIF High-Yield Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of JIF High-Yield Fund, which negatively impacts long-term shareholders. JIF High-Yield Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

The value of the securities of other open-end funds held by JIF High-Yield Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

If you hold Class I Shares in an account through a financial intermediary or plan sponsor or if you hold Shares of Class A, Class C, Class R or Class S, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to JIF High-Yield Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. JIF High-Yield Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

As noted above, upon the closing of the Reorganization, and subject to certain contingencies, JIF High-Yield Fund will start offering shares of Class A, Class C, Class I, Class R and Class S. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

     -    how much you plan to invest;

     -    how long you expect to own the shares;

     -    the expenses paid by each class; and

     -    whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. The following table summarizes some of the factors you should consider with respect to each class of shares.*

                               CLASS A              CLASS C               CLASS I       CLASS R         CLASS S
                          ------------------   ------------------   ----------------   ---------   ------------------
Initial sales charge on   Up to 5.75%(1) (2)          None                 None           None            None
purchases

Deferred sales charge     None except on       1.00% on Shares             None           None            None
(CDSC)                    certain              redeemed within
                          redemptions of       12 months of
                          Shares purchased     purchase(2)
                          without an
                          initial sales
                          charge(2)

Redemption fee                   None                 None               2.00%(3)       2.00%(3)        2.00%(3)

Exchange fee                     None                 None                None(3)       None(3)         None(3)

Minimum initial           $2,500 for           $2,500 for           $1 million for     $2,500(4)   $2,500 for
investment                non-retirement       non-retirement       institutional                  non-retirement
                          account; $500 for    account; $500 for    investors; $500                account; $500 for
                          certain              certain              for tax-deferred               certain
                          tax-deferred or      tax-deferred or      accounts and                   tax-deferred or
                          UGMA/UTMA accounts   UGMA/UTMA accounts   $2,500 for other               UGMA/UTMA accounts
                                                                    accounts

Maximum purchase                 None          $500,000 per a              None           None            None
                                               single purchase

Minimum aggregate                None                 None                 None           None            None
account balance

12b-1 fee                       0.25%               1.00%(5)               None          0.50%           0.25%

----------
* Information in this table is qualified in its entirety by reference to more detailed description in the sections below. Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Shares.

(1) The initial sales charge is reduced for purchases of $50,000 or more and is waived for purchases of $1 million or more.

(2)  May also be waived under certain circumstances.

(3) Redemption Fee applies to Shares held for 90 days or less (as a % of amount redeemed). The redemption fee may be waived in certain circumstances as described the section titled "Redemption Fee" below. An exchange of Class I, Class R or Class S Shares from JIF High-Yield Fund held for 90 days or less may be subject to JIF High-Yield Fund's 2.00% redemption fee.

(4) Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums.

(5)  Up to 0.75% distribution fee and up to 0.25% shareholder servicing fee.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), JIF High-Yield Fund may pay Janus Distributors LLC, the Trust's distributor ("Janus Distributors"), a fee for the sale and distribution of Class A Shares and Class C Shares at an annual rate up to 0.25% and 1.00% of the average daily net assets of Class A Shares and Class C Shares of JIF High-Yield Fund, respectively. Under the Class A and the Class C Plans, Janus Distributors may pay all or a portion of 12b-1 fees to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in JIF High-Yield Fund.

Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares and Class S Shares (the "Class R Plan" and "Class S Plan," respectively), JIF High-Yield Fund may pay Janus Distributors a fee for the sale and distribution of Class R Shares and Class S Shares at an annual rate of up to 0.50% and 0.25% of the average daily net assets of Class R Shares and Class S Shares of JIF High-Yield Fund, respectively. Under the terms of the Class R and Class S Plans, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in JIF High-Yield Fund.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Class A, Class C, Class R and Class S Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of JIF High-Yield Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADMINISTRATIVE FEES - CLASS A, CLASS C AND CLASS I SHARES

Certain intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of JIF High-Yield Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation
(NSCC) or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the Shares of JIF High-Yield Fund to Janus Services LLC ("Janus Services"), which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by each shareholder of the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of JIF High-Yield Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase.

ADMINISTRATIVE SERVICES FEE - CLASS R AND CLASS S SHARES

Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of JIF High-Yield Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in JIF High-Yield Fund.

PURCHASES

Purchases of Class A, Class C, Class R or Class S Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in JIF High-Yield Fund, including additional information on minimum initial or subsequent investment requirements.

Purchases of Class I Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative ([1-800-333-1181]), or refer to your plan documents for information on how to invest in JIF High-Yield Fund, including additional information on minimum initial or subsequent investment requirements.

Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on JIF High-Yield Fund's behalf. As discussed under the section titled "The Reorganization - Other Comparative Information about the Fund - Investment Adviser" in this

Prospectus/Information Statement, Janus Capital Management LLC ("Janus Capital"), JIF High-Yield Fund's investment adviser, and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for JIF High-Yield Fund or that provide services in connection with investments in JIF High-Yield Fund. You should consider such arrangements when evaluating any recommendation of JIF High-Yield Fund.

JIF High-Yield Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. JIF High-Yield Fund is not intended for excessive trading. For more information about JIF High-Yield Fund's policy on excessive trading, refer to the "Excessive Trading" section in this Appendix C.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

The minimum investment for Class A Shares, Class C Shares and Class S Shares is $2,500 per JIF High-Yield Fund account for non-retirement accounts and $500 per JIF High-Yield Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within JIF High-Yield Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of Janus Capital Group Inc. ("JCGI") and its affiliates, as well as Trustees and officers of JIF High-Yield Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at [1-800-333-1181]. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

With respect to Class R Shares, investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

JIF High-Yield Fund reserves the right to annually request that intermediaries close JIF High-Yield Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with JIF High-Yield Fund, you may receive written notice prior to the closure of your JIF High-Yield Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

The maximum purchase in Class C Shares is $500,000 for any single purchase. There is no limitation on maximum purchase of Class A, Class I, Class R and Class S Shares.

JIF High-Yield Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

SYSTEMATIC PURCHASE PLAN

You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you are a holder of Class I Shares and you hold Class I Shares directly with JIF High-Yield Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLASS A SHARES SALES CHARGE

An initial sales charge may apply to your purchase of Class A Shares of JIF High-Yield Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                             Class A Shares Sales
                                                 Charge as a
                                                Percentage of
                                       -------------------------------
                                                            Net Amount
Amount of Purchase at Offering Price   Offering Price(1)   Invested(1)
------------------------------------   -----------------   -----------
Under $50,000                                5.75%            6.10%
$50,000 but under $100,000                   4.50%            4.71%
$100,000 but under $250,000                  3.50%            3.63%
$250,000 but under $500,000                  2.50%            2.56%
$500,000 but under $1,000,000(2)             2.00%            2.04%
$1,000,000 and above                         None(3)          None

(1)  Offering price includes the initial sales charge.

(2) Compared to Class C Shares, the sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of JIF High-Yield Fund shares.

(3) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

     -    1.00% on amounts from $1,000,000 to $4,000,000;

     -    plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

     -    plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this JIF High-Yield Fund or certain other Janus funds) with your current purchase of Class A Shares of JIF High-Yield Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of JIF High-Yield Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
(ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are JIF High-Yield Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts" below. You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase JIF High-Yield Fund shares, as JIF High-Yield Fund, its agents, or your financial intermediary may not retain this information.

RIGHT OF ACCUMULATION. You may purchase Class A Shares of JIF High-Yield Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of JIF High-Yield Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts" below, and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

     - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

     -    solely controlled business accounts; and

     -    single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of JIF High-Yield Fund's shares, free of charge, and in a clear and prominent format, at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

COMMISSION ON CLASS C SHARES

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

     - You may generally exchange shares of JIF High-Yield Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

     -    You must meet the minimum investment amount for each fund.

     - JIF High-Yield Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

     - The exchange privilege is not intended as a vehicle for short-term or excessive trading. JIF High-Yield Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

     - With respect to exchange of Class I Shares, accounts holding Class I Shares directly with JIF High-Yield Fund may make up to four round trips in JIF High-Yield Fund in a 12-month period, although JIF High-Yield Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of JIF High-Yield Fund (by any means) followed by a purchase back into JIF High-Yield Fund (by any means). JIF High-Yield Fund will work with intermediaries to apply JIF High-Yield Fund's exchange limit. However, JIF High-Yield Fund may not always have the ability to monitor or enforce the trading activity in such accounts.

     - For more information about JIF High-Yield Fund's policy on excessive trading, refer to the "Excessive Trading" section in this Appendix C.

WAIVER OF SALES CHARGES

Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of JIF High-Yield Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

Redemptions, like purchases, of Class A, Class C, Class R and Class S Shares may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

Redemptions, like purchases, of Class I Shares may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative ([1-800-333-1181]), or refer to the appropriate plan documents for details.

Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of JIF High-Yield Fund may be redeemed on any business day on which JIF High-Yield Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by JIF High-Yield Fund or its agent. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, or less any applicable redemption fee for Class I, Class R and Class S Shares, will normally be sent the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

If you hold Class A, Class C, Class I or Class S Shares, you should note that JIF High-Yield Fund reserves the right to annually request that intermediaries close JIF High-Yield Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. In addition, if you hold Class I Shares directly with JIF High-Yield Fund, you may receive written notice prior to the closure of your JIF High-Yield Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

REDEMPTIONS IN-KIND

Shares normally will be redeemed for cash, although JIF High-Yield Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, JIF High-Yield Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of JIF High-Yield Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, JIF High-Yield Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

SYSTEMATIC WITHDRAWAL PLAN

You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

You may arrange for periodic redemptions of Class I Shares by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with JIF High-Yield Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

You may arrange for periodic redemptions of Class R Shares or Class S Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLASS A SHARES AND CLASS C SHARES CDSC

A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed below apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC WAIVERS

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

     -    Upon the death or disability of an account owner;

     - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

     -    Retirement plan shareholders taking required minimum distributions;

     - The redemption of Class A Shares or Class C Shares acquired through reinvestment of JIF High-Yield Fund dividends or distributions;

     - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

     - If JIF High-Yield Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

REINSTATEMENT PRIVILEGE - CLASS A SHARES

After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

REDEMPTION FEE - CLASS I, CLASS R AND CLASS S SHARES

Redemptions (and exchanges) of Class I, Class R and Class S Shares from JIF High-Yield Fund held for 90 days or less may be subject to JIF High-Yield Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to JIF High-Yield Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in JIF High-Yield Fund's asset level and cash flow due to short-term money movements in and out of JIF High-Yield Fund.

Certain intermediaries have agreed to charge JIF High-Yield Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with JIF High-Yield Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from JIF High-Yield Fund's.

The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and
(iv) certain intermediaries that do not have or report to JIF High-Yield Fund sufficient information to impose a redemption fee on their customers' accounts.

In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan;
(vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary.

Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary (or a Janus representative ([1-800-333-1181]), if you are a holder of Class I Shares and you hold Class I Shares directly with JIF High-Yield Fund), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

In addition to the circumstances previously noted, JIF High-Yield Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of JIF High-Yield Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect JIF High-Yield Fund from the effects of short-term trading. In addition, JIF High-Yield Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to JIF High-Yield Fund's redemption fee, JIF High-Yield Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Board of Trustees of JIF High-Yield Fund has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). JIF High-Yield Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of JIF High-Yield Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, JIF High-Yield Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of JIF High-Yield Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

JIF High-Yield Fund attempts to deter excessive trading through at least the following methods:

     -    exchange limitations as described under "Exchanges;"

     - redemption fees (where applicable on certain classes of certain funds); and

     -    fair valuation of securities as described under "Pricing of Fund
          Shares."

JIF High-Yield Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of JIF High-Yield Fund's shares followed by the redemption of JIF High-Yield Fund's shares within a 90-day period may result in enforcement of JIF High-Yield Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

If JIF High-Yield Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. JIF High-Yield Fund's excessive trading policies generally do not apply to a (i) money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

JIF High-Yield Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of JIF High-Yield Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. JIF High-Yield Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to JIF High-Yield Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of JIF High-Yield Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, JIF High-Yield Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. JIF High-Yield Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of JIF High-Yield Fund's methods to detect and deter excessive trading.

JIF High-Yield Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, JIF High-Yield Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

JIF High-Yield Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

EXCESSIVE TRADING RISKS

Excessive trading may present risks to JIF High-Yield Fund's long-term shareholders. Excessive trading into and out of JIF High-Yield Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in JIF High-Yield Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time JIF High-Yield Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that JIF High-Yield Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of JIF High-Yield Fund, which negatively impacts long-term shareholders. Although JIF High-Yield Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although JIF High-Yield Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Appendix C and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, JIF High-Yield Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from JIF High-Yield Fund and its agents. This makes JIF High-Yield Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although JIF High-Yield Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in JIF High-Yield Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings of JIF High-Yield Fund.

     - FULL HOLDINGS. JIF High-Yield Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab at www.janus.com/info approximately two business days after the end of the following period: portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag.

     - TOP HOLDINGS. JIF High-Yield Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

     - OTHER INFORMATION. JIF High-Yield Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. JIF High-Yield Fund discloses its short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of JIF High-Yield Fund, including under extraordinary circumstances exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of JIF High-Yield Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

DISTRIBUTION OF JIF HIGH-YIELD FUND

JIF High-Yield Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or at 1-800-289-9999.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

To avoid taxation of JIF High-Yield Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. JIF High-Yield Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single fund.

DISTRIBUTION SCHEDULE

Income dividends for JIF High-Yield Fund are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or a holiday, dividends for those days are declared and distributed at the end of the preceding month. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

HOW DISTRIBUTIONS AFFECT JIF HIGH-YIELD FUND'S NAV

Distributions are paid to shareholders as of the record date of a distribution of JIF High-Yield Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in JIF High-Yield Fund's daily NAV. The share price of JIF High-Yield Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, JIF High-Yield Fund declared a dividend in the amount of $0.25 per share. If JIF High-Yield Fund's share price was $10.00 on December 30, JIF High-Yield Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

"BUYING A DIVIDEND"

If you purchase shares of JIF High-Yield Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, JIF High-Yield Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of JIF High-Yield Fund, whether or not you reinvested the dividends. Before buying shares of JIF High-Yield Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, JIF High-Yield Fund's distributions of net investment income and net capital gains are automatically reinvested in JIF High-Yield Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative at 1-800-525-0020. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in JIF High-Yield Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in JIF High-Yield Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS

Distributions by JIF High-Yield Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of JIF High-Yield Fund. When gains from the sale of a security held by JIF High-Yield Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time JIF High-Yield Fund held the security. In certain states, a portion of the distributions (depending on the sources of JIF High-Yield Fund's income) may be exempt from state and local taxes. JIF High-Yield Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of JIF High-Yield Fund at the record date of such payments. Although JIF High-Yield Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by JIF High-Yield Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

JIF High-Yield Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

TAXATION OF JIF HIGH-YIELD FUND

Dividends, interest, and some capital gains received by JIF High-Yield Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If JIF High-Yield Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to JIF High-Yield Fund. JIF High-Yield Fund's transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. JIF High-Yield Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

JIF High-Yield Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that JIF High-Yield Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If JIF High-Yield Fund invests in partnerships, it may be subject to state tax liabilities.

                                                                      APPENDIX D

                                 LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies,
LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                              JANUS INVESTMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                [April __, 2009]

                  Relating to the acquisition of the assets of
                          JANUS ADVISER HIGH-YIELD FUND
                        a series of Janus Adviser Series
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                 1-800-525-3713

             by and in exchange for shares of beneficial interest of

                              JANUS HIGH-YIELD FUND
                        a series of Janus Investment Fund
                               151 Detroit Street
                           Denver, Colorado 80206-4805
                                 1-800-525-0200

This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the combined Information Statement and prospectus (the "Prospectus/Information Statement") dated [April __, 2009]. The Prospectus/Information Statement is being furnished to shareholders of Janus Adviser High-Yield Fund, a series of Janus Adviser Series ("JAD High-Yield Fund"), in connection with the reorganization of JAD High-Yield Fund with and into Janus High-Yield Fund, a series of Janus Investment Fund ("JIF High-Yield Fund"), pursuant to which all of the assets and liabilities of JAD High-Yield Fund would be transferred to JIF High-Yield Fund in exchange for shares of beneficial interest of JIF High-Yield Fund (the "Reorganization").

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. A copy of the Prospectus/Information Statement may be obtained without charge by contacting Janus Capital Management LLC ("Janus Capital") at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-0200.

This SAI consists of: (i) this cover page; (ii) Additional Information about Class A, Class C, Class I, Class R and Class S shares of JIF High-Yield Fund; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference herein:

     1. The SAI for JAD High-Yield Fund, dated November 28, 2008, as supplemented (File No: 333-33978), and the SAI for JIF High-Yield Fund, dated February 27, 2009, as supplemented (File No: 002-34393).

     2. The Financial Statements of JAD High-Yield Fund are included in the annual report, dated July 31, 2008, as filed on September 29, 2008, and the semi-annual report, dated [January 31, 2009], as filed on [March 31, 2009] (File No: 811-09885), and the Financial Statements of JIF High-Yield Fund are included in the annual report, dated October 31, 2008, as filed on December 29, 2008, and the semi-annual report, dated April 30, 2008, as filed on June 27, 2008 (File No: 811-01879).

As described in the Prospectus/Information Statement, upon the closing of such Reorganization, each owner of Class A, Class C, Class I, Class R and Class S shares of JAD High-Yield Fund would become a shareholder of the corresponding class of shares of JIF High-Yield Fund. JIF High-Yield Fund does not currently offer Class A, Class C, Class I, Class R and Class S shares. However, before the closing of the Reorganization, JIF High-Yield Fund will create and register Class A, Class C, Class I, Class R and Class S shares pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. Information about JIF High-Yield Fund and its Class A, Class C, Class I, Class R and Class S shares provided in the Prospectus/Information Statement and other general information about JIF High-Yield Fund in its SAI dated February 27, 2009, as filed with the SEC on February 27, 2009 (File No. 002-34393), is incorporated herein by reference. Only certain information specific to JIF High-Yield Fund's Class A, Class C, Class I, Class R and Class S shares is provided herein.

                          ADDITIONAL INFORMATION ABOUT
  CLASS A, CLASS C, CLASS I, CLASS R AND CLASS S SHARES OF JIF HIGH-YIELD FUND

TRANSFER AGENCY AND OTHER SERVICES

Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is JIF High-Yield Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for JIF High-Yield Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R shares and Class S shares of JIF High-Yield Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R shares and Class S shares of JIF High-Yield Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Janus Services is not compensated for its services related to Class A shares, Class C shares, and Class I shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in JIF High-Yield Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

PURCHASES OF CLASS A SHARES

The price you pay for Class A shares is the public offering price, which is the NAV next determined after JIF High-Yield Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. JIF High-Yield Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed to
                                  Percentage of     Percentage of Net      Financial Intermediaries as a
                                 Offering Price*     Amount Invested        Percentage of Offering Price
                                -----------------   -----------------   -----------------------------------
Under $50,000                         4.75%               4.99%                        4.25%
$50,000 but under $100,000            4.50%               4.71%                        4.00%
$100,000 but under $250,000           3.50%               3.63%                        3.00%
$250,000 but under $500,000           2.50%               2.56%                        2.25%
$500,000 but under $1,000,000         2.00%               2.04%                        1.75%
$1,000,000 and above                  None**              None                         None

----------
*    Offering Price includes the initial sales charge.

** A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES

As described in the Prospectus/Information Statement, Class A shares, Class R shares, and Class S shares will each adopt distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class S shares and at an annual rate of up to 0.50% of the average daily net assets of Class R shares of a Fund for activities that are primarily intended to result in sales of Class A shares, Class R shares, or Class S shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors LLC, JIF High-Yield Fund's distributor ("Janus Distributors"), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers.

CLASS C SHARES

As described in the Prospectus/Information Statement, Class C shares will adopt a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of JIF High-Yield Fund for activities which are primarily intended to result in sales of Class C shares of JIF High-Yield Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of JIF High-Yield Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about JIF High-Yield Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

The Plans and any Rule 12b-1 related agreement to be entered into by JIF High-Yield Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to JIF High-Yield Fund at any time, without penalty, by vote of a majority of the outstanding shares of that Class of JIF High-Yield Fund or by vote of a majority of the 12b-1 Trustees.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares.

                         PRO FORMA FINANCIAL STATEMENTS

With respect to the Reorganization of JAD High-Yield Fund into JIF High-Yield Fund, the pro forma financial statements required by Rule 11-01 of Regulation S-X have not been prepared and included in this Form N-14 since, as of [October 31, 2008], the net asset value of JAD High-Yield Fund does not exceed ten percent (10%) of the net asset value of JIF High-Yield Fund.

                           PART C - OTHER INFORMATION

ITEM 15. Indemnification

     Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

ITEM 16. Exhibits

Exhibit 1    (a)        Agreement and Declaration of Trust dated February 11,
                        1986, is incorporated herein by reference to Exhibit
                        1(a) to Post-Effective Amendment No. 79, filed on
                        December 18, 1996 (File No. 2-34393).

             (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

             (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund filed as Exhibit 1(r) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

             (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (t) Certificate of Establishment and Designation for Janus Global Life Sciences Fund filed as Exhibit 1(t) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (u) Certificate of Establishment and Designation for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (v) Form of Certificate of Establishment and Designation for Janus Global Technology Fund is incorporated herein by referenced to Exhibit 1(v) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (w) Certificate of Establishment and Designation for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (x)        Form of Certificate of Establishment and Designation for
                        Janus

                        Orion Fund is incorporated herein by reference to
                        Exhibit 1(x) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (y) Certificate of Establishment and Designation for Janus Fund 2 filed as Exhibit 1(y) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (z) Certificate of Establishment and Designation for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 1(z) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (aa) Form of Instrument dated July 31, 2001 amending the Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (bb) Amendment to Registrant's Agreement and Declaration of Trust, dated October 18, 2001, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 102, filed on December 21, 2001 (File No. 2-34393).

             (cc) Amended and Restated Agreement and Declaration of Trust, dated January 31, 2002, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

             (dd) Certificate of Establishment and Designation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 1(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (ee) Certificate of Establishment and Designation for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ff) Form of Certificate of Establishment and Designation for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 1(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (gg) Certificate of Establishment and Designation for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 1(gg) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (hh) Certificate of Re-Designation of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(hh) to Post-Effective Amendment No. 107, filed on February 28, 2003 (File No. 2-34393).

             (ii) Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

             (jj) Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (kk) Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ll) Certificate Redesignating Janus Explorer Fund is incorporated herein by reference to Exhibit 1(ll) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (mm) Certificate Redesignating Janus Flexible Income Fund is incorporated herein by reference to Exhibit 1(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (nn) Form of Certificate of Establishment and Designation of Janus Smart Portfolios is incorporated herein by reference to Exhibit 1(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (oo) Form of Certificate Redesignating Janus Risk-Managed Stock Fund is incorporated herein by reference to
                        Exhibit 1(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pp) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (qq) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (rr) Certificate Redesignating Janus Core Equity Fund is incorporated herein by reference to Exhibit 1(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ss) Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (tt) Certificate Redesignating Janus Mercury Fund is incorporated herein by reference to Exhibit 1(tt) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (uu) Certificate Redesignating Janus Research Fund is incorporated herein by reference to Exhibit 1(uu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (vv) Certificate Redesignating Janus Mid Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(vv) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (ww) Certificate Redesignating Janus Small Cap Value Fund, dated December 23, 2008, is incorporated herein by reference to Exhibit 1(ww) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (xx) Amendment to Certificate Redesignating Janus Mid Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(xx) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (yy) Amendment to Certificate Redesignating Janus Small Cap Value Fund, dated December 30, 2008, is incorporated herein by reference to Exhibit 1(yy) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (zz) Certificate Redesignating INTECH Risk-Managed Stock Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(zz) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (aaa) Certificate Redesignating Janus Fundamental Equity Fund, dated February 24, 2009, is incorporated herein by reference to Exhibit 1(aaa) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

Exhibit 2    (a)        Restated Bylaws are incorporated herein by reference to
                        Exhibit 2(a) Post-Effective Amendment No. 71, filed on
                        December 20, 1995 (File No. 2-34393).

             (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

             (c) Second Amendment to the Bylaws is incorporated herein by Reference to Exhibit 2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (d) Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (e) Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (f) First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (g) Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3               Not Applicable.

Exhibit 4 Form of Agreement and Plan of Reorganization among Janus Adviser Series (on behalf of certain series), Janus Investment Fund (on behalf of certain series) and Janus Capital Management LLC (included as Appendix A to the Prospectus /Information Statement of this Registration Statement) is filed herein as Exhibit 4.

Exhibit 5    (a)        Instruments Defining Rights of Security Holders, see
                        Exhibits 1 and 2.

             (b) Specimen Stock Certificate for Janus Fund(1) is incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (e) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (f) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (g) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (h) Specimen Stock Certificate for Janus Venture Fund(2) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (i) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective

----------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

(2) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                        Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (j) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (k) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (l) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (m) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (n) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (o) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (p) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to
                        Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (q) Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (r) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (s) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to
                        Exhibit 3(r)
                        to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (t) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

Exhibit 6    (a)        Investment Advisory Agreement for Janus Fund dated July
                        1, 1997, is incorporated herein by reference to Exhibit
                        5(a) to Post-Effective Amendment No. 83, filed on
                        December 15, 1997 (File No. 2-34393).

             (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (h)        Investment Advisory Agreements for Janus Money Market
                        Fund,

                        Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

             (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 5(l) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393), has been withdrawn.

             (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (q)        Amendment dated January 31, 2000 to the Investment
                        Advisory

                        Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to
                        Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (aa) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (bb) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 4(bb) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

             (cc) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (dd) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (ee) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

             (ff) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (gg) Form of Investment Advisory Agreement for Janus Fund 2 filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (hh) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (ii)       Form of Amendment dated July 31, 2001 to the Investment

                        Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (jj) Form of Investment Advisory Agreement for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (kk) Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to
                        Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (mm) Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to
                        Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (nn) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (oo) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (pp) Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to
                        Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (qq) Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (rr) Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (ss) Amendment to Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 4(ss) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (tt) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (uu) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (vv) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ww) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (xx) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (yy) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (zz) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (aaa) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004 is incorporated herein by reference to

                        Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (bbb) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ccc) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004 is filed incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ddd) Investment Advisory Agreement for Janus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (eee) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (fff) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ggg) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (hhh) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004 is incorporated herein by reference to
                        Exhibit 4(hhh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (iii) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (jjj) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (kkk) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (lll) Investment Advisory Agreement for Janus Small Cap Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (mmm) Investment Advisory Agreement for Janus Special Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (nnn) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ooo) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ppp) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (qqq) Amendment to Investment Advisory Agreement for Janus Special Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (rrr) Investment Advisory Agreement for Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (sss) Investment Advisory Agreement for Janus Research Fund dated

                        December 2, 2004 is incorporated herein by reference to
                        Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ttt) Amendment to Investment Advisory Agreement for Janus Explorer Fund is incorporated herein by reference to
                        Exhibit 4(ttt) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (uuu) Amendment to Investment Advisory Agreement for Janus Flexible Income Fund dated February 28, 2005 is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (vvv) Form of Investment Advisory Agreement for Janus Smart Portfolio - Growth is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (www) Form of Investment Advisory Agreement for Janus Smart Portfolio - Moderate is incorporated herein by reference to Exhibit 4(www) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (xxx) Form of Investment Advisory Agreement for Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (yyy) Investment Advisory Agreement for Janus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (zzz) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (aaaa) Investment Advisory Agreement for Janus Mercury Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (bbbb) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (cccc) Investment Advisory Agreement for Janus Orion Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (dddd) Investment Advisory Agreement for Janus Triton Fund dated December 2, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (eeee) Investment Advisory Agreement for Janus Twenty Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ffff) Investment Advisory Agreement for Janus Venture Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (gggg) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (hhhh) Investment Advisory Agreement for Janus Global Technology Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (iiii) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (jjjj) Investment Advisory Agreement for Janus Contrarian Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (kkkk) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (llll) Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (mmmm) Investment Advisory Agreement for Janus Research Fund dated December 2, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (nnnn) Investment Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (oooo) Investment Advisory Agreement for Janus Mid Cap Value Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pppp) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                        Exhibit 4(pppp) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (qqqq) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (rrrr) Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ssss) Investment Advisory Agreement for Janus Flexible Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (tttt) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (uuuu) Investment Advisory Agreement for Janus Short-Term Bond Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (vvvv) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (wwww) Investment Advisory Agreement for Janus Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (xxxx) Investment Advisory Agreement for Janus Government Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (yyyy) Investment Advisory Agreement for Janus Tax-Exempt Money Market Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (zzzz) Investment Advisory Agreement for Janus Institutional Cash Reserves Fund dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to
                        Exhibit 4(zzzz) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (aaaaa) Sub-Advisory Agreement for Janus Risk-Managed Stock Fund dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (bbbbb) Form of Amendment to Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ccccc) Form of Amendment to Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (ddddd) Amendment to Investment Advisory Agreement for Janus Balanced Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (eeeee) Amendment to Investment Advisory Agreement for Janus Contrarian Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (fffff) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(fffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ggggg) Amendment to Investment Advisory Agreement for Janus Enterprise Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (hhhhh) Amendment to Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(hhhhh) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (iiiii) Amendment to Investment Advisory Agreement for Janus Flexible Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (jjjjj) Amendment to Investment Advisory Agreement for Janus Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (kkkkk) Amendment to Investment Advisory Agreement for Janus Global Life Sciences Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (lllll) Amendment to Investment Advisory Agreement for Janus Global Opportunities Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (mmmmm) Amendment to Investment Advisory Agreement for Janus Global Technology Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (nnnnn) Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ooooo) Amendment to Investment Advisory Agreement for Janus High-Yield Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ppppp) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (qqqqq) Amendment to Investment Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (rrrrr) Amendment to Investment Advisory Agreement for Janus Orion Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (sssss) Amendment to Investment Advisory Agreement for Janus Overseas Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ttttt) Amendment to Investment Advisory Agreement for Janus Research Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (uuuuu) Amendment to Investment Advisory Agreement for INTECH Risk-Managed Stock Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (vvvvv) Amendment to Investment Advisory Agreement for Janus Short-Term Bond Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (wwwww) Amendment to Investment Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (xxxxx) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Conservative dated June 14, 2006 is inorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (yyyyy) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Growth dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (zzzzz) Amendment to Investment Advisory Agreement for Janus Smart Portfolio - Moderate dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (aaaaaa) Amendment to Investment Advisory Agreement for Janus Triton Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (bbbbbb) Amendment to Investment Advisory Agreement for Janus Twenty Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (cccccc) Amendment to Investment Advisory Agreement for Janus Venture Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (dddddd) Amendment to Investment Advisory Agreement for Janus Worldwide Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (eeeeee) Amendment to Sub-Advisory Agreement for Janus Mid Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(eeeeee) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ffffff) Amendment to Sub-Advisory Agreement for Janus Small Cap Value Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ffffff) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (gggggg) Amendment to Investment Advisory Agreement for Janus Core Equity Fund dated June 30, 2006 is incorporated herein by reference to Exhibit 4(gggggg) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (hhhhhh) Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit 4 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

             (iiiiii) Amendment to Investment Advisory Agreement for Janus Mercury Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(iiiiii) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (jjjjjj) Amendment to Investment Advisory Agreement for Janus Research Fund dated December 31, 2006 is incorporated herein by reference to Exhibit 4(jjjjjj) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (kkkkkk) Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Stock Fund dated January 1, 2008 is incorporated herein by reference to Exhibit 4(kkkkkk) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (llllll) Amended and Restated Investment Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(llllll) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (mmmmmm) Amended and Restated Investment Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(mmmmmm) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (nnnnnn) Sub-Advisory Agreement for Perkins Mid Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(nnnnnn) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (oooooo) Sub-Advisory Agreement for Perkins Small Cap Value Fund dated December 31, 2008 is incorporated herein by reference to Exhibit 4(oooooo) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (pppppp)   Form of Investment Advisory Agreement is filed herein as
                        Exhibit 6(pppppp).

Exhibit 7    (a)        Distribution Agreement between Janus Investment Fund and
                        Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15,
                        1997 (File No. 2-34393).

             (b) Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (c) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (d) Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated

                        January 1, 2008, is incorporated herein by reference to
                        Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

Exhibit 8               Not Applicable.

Exhibit 9    (a)        Custodian Contract between Janus Investment Fund and
                        State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393).

             (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as Exhibit 8(d) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (e) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (f) Letter Agreement dated April 28, 1993, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (g) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as Exhibit 8(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393), has been withdrawn.

             (i) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (j) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

             (k) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (l) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

             (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

             (o) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (p) Letter Agreement dated September 14, 1999, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (q) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (r) Form of Letter Agreement dated April 3, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (s) Form of Letter Agreement dated September 26, 2000, regarding State Street Custodian Contract filed as
                        Exhibit 7(s) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (t) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to Exhibit 7(t) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (u) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (v) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (w) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (x) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (y) Form of Letter Agreement dated June 29, 2001, regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(y) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (z) Form of Letter Agreement dated July 31, 2001 regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to Exhibit 7(z) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (aa) Amendment to State Street Bank and Trust Company Custodian Contract dated June 15, 2001 is incorporated herein by reference to Exhibit 7(aa) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393).

             (bb) Amendment to State Street Bank and Trust Company Custodian Contract dated June 21, 1988 is incorporated herein by reference to Exhibit 7(bb) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

             (cc) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (dd) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (ee) Form of Letter Agreement dated February 28, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference as Exhibit 7(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (ff) Form of Letter Agreement dated March 21, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (gg) Form of Letter Agreement dated December 5, 2003, with regard to Janus Global Opportunities Fund, with State Street Bank and Trust Company, is incorporated herein by reference to Exhibit 7(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (hh) Form of Letter Agreement dated February 25, 2005, regarding

                        State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(hh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ii) Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (jj) Amendment to Global Custodial Services Agreement dated January 14, 2005, between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is incorporated herein by reference to Exhibit 7(jj) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (kk) Form of Letter Agreement in regards to Janus Explorer Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(kk) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (ll) Letter Agreement in regards to Janus Flexible Income Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ll) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (mm) Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (nn) Form of Letter Agreement in regards to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(nn) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (oo) Form of Letter Agreement with State Street Bank and Trust Company regarding Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 7(oo) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (pp) Letter Agreement in regards to Janus Core Equity Fund, with State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(pp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

Exhibit 10   (a)        Form of plan for Janus Money Market Fund, Janus
                        Government Money Market Fund and Janus Tax-Exempt Money
                        Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as Exhibit 18 to Post-Effective Amendment No. 66, filed on April 13, 1995
                        (File No. 2-34393), has been withdrawn.

             (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

             (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

             (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (e) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (f)        Form of Amended Rule 18f-3 Plan is filed herein as
                        Exhibit 10(f).

Exhibit 11   (a)        Opinion and Consent of Messrs. Davis, Graham & Stubbs
                        with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393).

             (b) Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

             (c) Opinion and Consent of Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

             (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as Exhibit 10(g) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

             (h) Opinion and Consent of Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to Exhibit 10(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (i) Opinion and Consent of Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (j) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (k) Opinion and Consent of Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                        Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (l) Opinion and Consent of Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

             (m) Opinion and Consent of Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (n) Opinion and Consent of Counsel with respect to shares of Janus Special Situations Fund filed as Exhibit 10(n) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

             (o) Opinion and Consent of Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

             (p) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

             (q) Opinion and Consent of Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to
                        Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (r) Opinion and Consent of Counsel with respect to shares of Janus

                        Strategic Value Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (s) Opinion and Consent of Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to
                        Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (t) Opinion and Consent of Counsel with respect to shares of Janus Fund 2 filed as Exhibit 9(t) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (u) Opinion and Consent of Counsel with respect to Janus Global Value Fund is incorporated herein by reference to
                        Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (v) Opinion and Consent of Counsel with respect to Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 9(v) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (w) Opinion and Consent of Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (x) Opinion and Consent of Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to
                        Exhibit 9(x) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

             (y) Opinion and Consent of Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (z) Opinion and Consent of Counsel with respect to Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative is incorporated herein by reference to Exhibit 9(z) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (aa) Opinion and Consent of Counsel as to legality of shares being registered to be filed by Amendment.

Exhibit 12 Tax Opinion of Dechert LLP, counsel for the Registrant to be filed by Amendment.

Exhibit 13   (a)        Transfer Agency Agreement with Investors Fiduciary Trust
                        Company filed as Exhibit 9(a) to Post-Effective
                        Amendment No. 79, filed on December 18, 1996 (File No.
                        2-34393), has been withdrawn.

             (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

             (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                        Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

             (d) Transfer Agency Agreement dated December 9, 1994, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been withdrawn.

             (e) Transfer Agency Agreement dated September 27, 1995, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to
                        Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28, 1995 (File No. 2-34393).

             (f) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

             (g) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

             (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77, filed on November 21, 1996 (File No. 2-34393).

             (i) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393), has been withdrawn.

             (j) Letter Agreement dated September 9, 1997, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

             (k) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

             (l) Letter Agreement dated September 14, 1999, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

             (m) Form of Letter Agreement dated April 3, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

             (n) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 8(n) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

             (o) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(o) to Post-Effective

                        Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

             (p) Letter Agreement dated March 13, 2001, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(p) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

             (q) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (r) Form of Letter Agreement dated July 31, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(r) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

             (s) Form of Letter Agreement regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (t) Form of Administration Agreement with Janus Capital Corporation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

             (u) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to
                        Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (v) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

             (w) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (x) Form of Agreement and Plan of Reorganization by and among

                        Janus Investment Fund and Berger Omni Investment Trust is incorporated herein by reference to Exhibit 8(x) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (y) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Investment Portfolio Trust is incorporated herein by reference to
                        Exhibit 8(y) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (z) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (aa) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

             (bb) Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2003 is incorporated herein by reference to
                        Exhibit 8(cc) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(dd) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ee) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ff)       Expense Limitation Agreement between Janus Capital

                        Management LLC and Janus High-Yield Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ff) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(hh) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ii) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (jj) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

             (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to
                        Exhibit 8(ll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(mm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(nn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (oo) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(oo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (pp) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(pp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (qq) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(qq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (rr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(rr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (ss) Expense Limitation Agreement between Janus Capital Management LLC and Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(ss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (tt) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (uu) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective

                        Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

             (vv) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is incorporated herein by reference to Exhibit 8(vv) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (ww) Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ww) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

             (xx) Letter Agreement dated February 9, 2005, regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xx) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (yy) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Flexible Income Fund is incorporated herein by reference to Exhbit 8(yy) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (zz) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2005 is incorporated herein by reference to
                        Exhibit 8(zz) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (aaa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Bond Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(aaa) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (bbb) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(bbb) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ccc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1,

                        2005 is incorporated herein by reference to Exhibit 8(ccc) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ddd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(ddd) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (eee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Triton Fund dated July 1, 2005 is incorporated herein by reference to Exhibit 8(eee) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (fff) Form of Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(fff) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (ggg) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency is incorporated herein by reference to Exhibit 8(ggg) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

             (hhh) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Growth is incorporated herein by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (iii) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Moderate is incorporated herein by reference to Exhibit 8(iii) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (jjj) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Smart Portfolio-Conservative is incorporated herein by reference to Exhibit 8(jjj) to Post-Effective Amendment No. 116, filed on December 30, 2005 (File No. 2-34393).

             (kkk) Form of Letter Agreement regarding Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

             (lll) Letter Agreement dated April 18, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(lll) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (mmm) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Government Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
                        Exhibit 8(mmm) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (nnn) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Institutional Cash Reserves Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(nnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ooo) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ooo) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ppp) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate, Janus Smart Portfolio - Conservative, and Janus Capital Management LLC is incorporated herein by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (qqq) Amendment dated June 14, 2006 to Administration Agreement between Janus Investment Fund, on behalf of Janus Tax-Exempt Money Market Fund, and Janus Capital Management LLC is incorporated herein by reference to
                        Exhibit 8(qqq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (rrr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Worldwide Fund, is incorporated herein by reference to Exhibit 8(rrr) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (sss) Letter Agreement dated November 1, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(sss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (ttt) Letter Agreement dated December 14, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (uuu) Letter Agreement dated December 20, 2006 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (vvv) Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Adviser Series dated February 23, 2007 is incorporated herein by reference to Exhibit 8(vvv) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (www) Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Capital Management LLC dated February 23, 2007 is incorporated herein by reference to
                        Exhibit 8(www) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (xxx) Letter Agreement dated February 23, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (yyy) First Amendment dated December 14, 2007 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (zzz) Letter Agreement dated December 21, 2007 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (aaaa) Letter Agreement dated February 26, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (bbbb) Letter Agreement dated August 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(bbbb) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (cccc) Second Amendment dated October 2, 2008 to the Amended and Restated Transfer Agency Agreement, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(cccc) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (dddd) Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (eeee) Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

             (ffff) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund to be filed by Amendment.

Exhibit 14 Consent of PricewaterhouseCoopers LLP to be filed by Amendment.

Exhibit 15              Not applicable.

Exhibit 16   (a)        Powers of Attorney dated as of January 1, 2006 are
                        incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 117, filed on February 27,
                        2006 (File No. 2-34393).

             (b) Powers of Attorney dated as of March 16, 2007 are incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (c) Powers of Attorney dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

Exhibit 17   (a)        Janus Ethics Rules filed as Exhibit 15 to Post-Effective
                        Amendment No. 95, filed on September 13, 2000 (File No.
                        2-34393), have been withdrawn.

             (b) Amended Janus Ethics Rules filed as Exhibit 15(b) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393), have been withdrawn.

             (c) Amended Janus Ethics Rules filed as Exhibit 15(c) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393), have been withdrawn.

             (d) Amended Janus Ethics Rules filed as Exhibit 15(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

             (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 15(e) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

             (f) Code of Ethics and Statement of Personal Trading Policies for Perkins, Wolf, McDonnell and Company filed as Exhibit 15(f) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393), have been withdrawn.

             (g) Amended Janus Ethics Rules filed as Exhibit 15(g) to Post-Effective Amendment No 107, filed on February 28, 2003 (File No. 2-32393), have been withdrawn.

             (h) Amended Janus Ethics Rules filed as Exhibit 15(h) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-32393), have been withdrawn.

             (i) Amended Janus Ethics Rules filed as Exhibit 15(i) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393), have been withdrawn.

             (j) Amended Janus Ethics Rules filed as Exhibit 15(j) to Post-Effective Amendment No. 111, filed on February 27, 2004 (File No. 2-34393), have been withdrawn.

             (k) Amended Janus Ethics Rules filed as Exhibit 16(k) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393), have been withdrawn.

             (l) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised July 7, 2004 filed as Exhibit 16(l) to Post-Effective Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

             (m) Amended Janus Ethics Rules filed as Exhibit 16(m) to Post-Effective Amendment 113, filed on February 24, 2005 (File No. 2-34393), have been withdrawn.

             (n) Amended Janus Ethics Rules dated September 20, 2005 are filed as Exhibit 16(n) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393), have been withdrawn.

             (o) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised April 27, 2005 is incorporated herein by reference to Exhibit 16(o) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

             (p) Amended Janus Ethics Rules dated December 6, 2005 are incorporated herein by reference to Exhibit 16(p) to Post-Effective Amendment No. 115, filed on December 16, 2005 (File No. 2-34393).

             (q) Amended Janus Ethics Rules dated July 12, 2006 are incorporated herein by reference to Exhibit 17 to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-234393).

             (r) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC revised October 11, 2006, is incorporated herein by reference to

                        Exhibit 16(r) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (s) Amended Janus Ethics Rules dated November 21, 2006 are incorporated herein by reference to Exhibit 16(s) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

             (t) Amended Janus Ethics Rules dated January 26, 2007 are incorporated herein by reference to Exhibit 16(t) to Post-Effective Amendment No. 120, filed on February 28, 2007 (File No. 2-34393).

             (u) Amended Janus Ethics Rules dated August 22, 2007 are incorporated herein by reference to Exhibit 16(u) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (v) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC revised June 1, 2007 is incorporated herein by reference to Exhibit 16(v) to Post-Effective Amendment No. 121, filed on December 14, 2007 (File No. 2-34393).

             (w) Amended Janus Ethics Rules dated February 19, 2008 are incorporated herein by reference to Exhibit 16(w) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

             (x) Janus Ethics Rules, revised February 18, 2009, are incorporated herein by reference to Exhibit 16(x) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 16th day of March, 2009.

                                        JANUS INVESTMENT FUND


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and
                                            Chief Executive Officer

     As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                                  Title                          Date
---------                                                  -----                          ----


/s/ Robin C. Beery                      President and Chief Executive Officer        March 16, 2009
-------------------------------------   (Principal Executive Officer)
Robin C. Beery


/s/ Jesper Nergaard                     Vice President, Chief Financial Officer,     March 16, 2009
-------------------------------------   Treasurer and Principal Accounting Officer
Jesper Nergaard                         (Principal Financial Officer and
                                        Principal Accounting Officer)


William F. McCalpin*                    Chairman and Trustee                         March 16, 2009
-------------------------------------
William F. McCalpin


Jerome S. Contro*                       Trustee                                      March 16, 2009
-------------------------------------
Jerome S. Contro


John W. McCarter, Jr.*                  Trustee                                      March 16, 2009
-------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                       Trustee                                      March 16, 2009
-------------------------------------
Dennis B. Mullen

Signature                                                  Title                          Date
---------                                                  -----                          ----


James T. Rothe*                         Trustee                                      March 16, 2009
-------------------------------------
James T. Rothe


William D. Stewart*                     Trustee                                      March 16, 2009
-------------------------------------
William D. Stewart


Martin H. Waldinger*                    Trustee                                      March 16, 2009
-------------------------------------
Martin H. Waldinger


Linda S. Wolf*                          Trustee                                      March 16, 2009
-------------------------------------
Linda S. Wolf


/s/ Stephanie Grauerholz-Lofton
-------------------------------------
*By: Stephanie Grauerholz-Lofton
     Attorney-in-Fact

     Pursuant to Powers of Attorney dated April 11, 2008, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

INDEX OF EXHIBITS

Exhibit Number      Exhibit Title
--------------      -------------
Exhibit 4           Form of Agreement and Plan of Reorganization among Janus
                    Adviser Series (on behalf of certain series), Janus
                    Investment Fund (on behalf of certain series) and Janus
                    Capital Management LLC (included as Appendix A to the
                    Prospectus/Information Statement of this Registration
                    Statement) is filed herein as Exhibit 4.

Exhibit 6(pppppp)   Form of Investment Advisory Agreement is filed herein as
                    Exhibit 6(pppppp).

Exhibit 10(f) Form of Amended Rule 18f-3 Plan for Janus Investment Fund is filed herein as Exhibit 10(f).